UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[X]	Filed by Registrant
[ ]	Filed by a Party other than the Registrant
Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

AMERICAN LORAIN CORPORATION
(Name of Registrant as Specified in its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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American Lorain Corporation
Beihuan Zhong Road
Junan County
Shandong, China 276600
Tel: (+86) 539-731-7959

LETTER FROM THE CHIEF EXECUTIVE OFFICER

April 30, 2014

Dear Stockholder:

     On behalf of the Board of Directors of American Lorain Corporation, I invite you to attend our 2014 Annual Meeting of Stockholders (“Annual Meeting”). We hope you can join us. The Annual Meeting will be held at our corporate offices located at Beihuan Zhong Road, Junan County, Shandong, People’s Republic of China, 276600, on June 9, 2014 at 10:00 a.m. China Standard Time. The Notice of Annual Meeting of Stockholders, the Proxy Statement, proxy card and our 2013 Annual Report accompany this letter.

     At the Annual Meeting, we will report on important activities and accomplishments of the Company and review the Company’s financial performance and business operations. You will have an opportunity to ask questions and gain an up-to-date perspective on the Company and its activities, and to meet certain directors and key executives of the Company. As discussed in the enclosed Proxy Statement, the Annual Meeting will also be devoted to the election of directors, to vote on our 2014 Equity Incentive Plan, to approve, on an advisory basis, the compensation of our named executive officers, to vote, on an advisory basis, on the frequency of holding an advisory vote on the compensation of our named executive officers, and the ratification of the appointment of our independent registered public accounting firm, and any other business matters properly brought before the Annual Meeting.

     We know that many of our stockholders will be unable to attend the Annual Meeting. We are soliciting proxies so that each stockholder has an opportunity to vote on all matters that are scheduled to come before the stockholders at the Annual Meeting. Whether or not you plan to attend, please take the time now to read the Proxy Statement and vote and submit your proxy by signing, dating and returning your proxy card promptly in the enclosed postage paid envelope. You may revoke your proxy at any time before it is exercised. Regardless of the number of Company shares you own, your presence in person or by proxy is important for quorum purposes and your vote is important for proper corporate action.

     Thank you for your continuing interest in American Lorain Corporation. We look forward to seeing you at our Annual Meeting.

Sincerely,

/s/ Si Chen
Si Chen
Chief Executive Officer

American Lorain Corporation
Beihuan Zhong Road
Junan County
Shandong, China 276600
Tel: (+86) 539-7317959

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on June 9, 2014

Dear Stockholder,

     Notice is hereby given that the 2014 Annual Meeting of Stockholders of American Lorain Corporation (“Annual Meeting”), a Nevada corporation (the “Company”), will be held at our corporate offices located at Beihuan Zhong Road, Junan County, Shandong, People’s Republic of China, 276600, on June 9, 2014 at 10:00 a.m. China Standard Time, for the following purposes:

(1)

To elect five persons to the Board of Directors of the Company, each to serve until the next annual meeting of stockholders of the Company or until such person shall resign, be removed or otherwise leave office;

(2)	To consider and vote on our 2014 Equity Incentive Plan;

(3)	To consider and vote upon a proposal to ratify the selection of WWC., P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014;

(4)	To approve, on an advisory basis, the compensation of our named executive officers;

(5)	To vote, on an advisory basis, on the frequency of holding an advisory vote on the compensation of our named executive officers; and

(6)	To transact such other business as may properly come before the Annual Meeting and any and all adjournments or postponements thereof.

     The Board of Directors has fixed the close of business on April 25, 2014, as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. For a period of 10 days prior to the Annual Meeting, a list of stockholders will be kept at our corporate offices and shall be available for inspection by stockholders during usual business hours. A stockholders list will also be available for inspection at the Annual Meeting.

     Your attention is directed to the accompanying Proxy Statement for further information regarding each proposal to be made.

     STOCKHOLDERS UNABLE TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE AND SIGN THE ACCOMPANYING PROXY AND MAIL IT IN THE ENCLOSED STAMPED, SELF-ADDRESSED ENVELOPE AS PROMPTLY AS POSSIBLE. IF YOU SIGN AND RETURN YOUR PROXY WITHOUT SPECIFYING YOUR CHOICES IT WILL BE UNDERSTOOD THAT YOU WISH TO HAVE YOUR SHARES VOTED IN ACCORDANCE WITH THE DIRECTORS’ RECOMMENDATIONS. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY, IF YOU DESIRE, REVOKE YOUR PROXY AND VOTE IN PERSON.

Date: April 30, 2014

Sincerely,

/s/ Si Chen
Si Chen
Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF MATERIALS:

Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting of Stockholders to be Held on June 9, 2014.

Stockholders may view this proxy statement, our form of proxy and our 2013 Annual Report to Stockholders over the Internet by accessing our website at
http://www.americanlorain.com

American Lorain Corporation
Beihuan Zhong Road
Junan County
Shandong, China 276600
Tel: (+86) 539-7317959
_________________________

PROXY STATEMENT

2014 ANNUAL MEETING OF STOCKHOLDERS
 _________________________

The Board of Directors of American Lorain Corporation, a Nevada corporation, seeks your proxy for use at our 2014 Annual Meeting of Stockholders (or any adjournment, postponement or rescheduling thereof) to be held on June 9, 2014, at 10:00 a.m. China Standard Time. Our Annual Meeting will be held at our corporate offices located at Beihuan Zhong Road, Junan County, Shandong, People’s Republic of China, 276600. The approximate date on which this Proxy Statement and the accompanying proxy card are first being sent or given to stockholders is May 7, 2014. Unless the context requires otherwise, references to the “Company,” “we,” “us” or “our” in this proxy statement refer to American Lorain Corporation and its subsidiaries.

QUESTIONS AND ANSWERS

The following is qualified in its entirety by the more detailed information contained in this proxy statement. The following questions and answers are provided for your convenience and briefly address some commonly asked questions about the annual meeting. These questions and answers may not address all questions that may be important to you as a stockholder. Stockholders are urged to carefully read this proxy statement in its entirety.

WHAT AM I VOTING UPON?

At the Annual Meeting, stockholders will be asked to take action:

(1)	To elect five (5) directors, as described in this Proxy Statement;

(2)	To consider and vote on our 2014 Equity Incentive Plan;

(3)	To consider and vote upon a proposal to ratify the selection of WWC., P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014;

(4)	To approve, on an advisory basis, the compensation of our named executive officers;

(5)	To vote, on an advisory basis, on the frequency of holding an advisory vote on the compensation of our named executive officers; and

(6)	To transact such other business as may properly come before the Annual Meeting.

WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?

Only holders of record of our common stock at the close of business on April 25, 2014, the record date, will receive notice of, and be entitled to vote at, our Annual Meeting. At the close of business on the record date, 34,616,714 shares of common stock, par value $0.001 per share, were outstanding and entitled to vote. Our common stock is our only class of outstanding voting securities.

Stockholder of Record: Shares Registered in Your Name

If, on April 25, 2014, your shares were registered directly in your name with our transfer agent, Interwest Transfer Company, Inc., then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to sign, date and return the enclosed proxy card to ensure your vote is counted. By returning a properly signed and dated proxy card, you are authorizing the individuals listed on the proxy card to vote your shares in accordance with your instructions.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Agent

If, on April 25, 2014, your shares were held not in your name, but rather in an account at a bank, brokerage firm, or other agent or nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your bank, broker or other agent or nominee on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a power of attorney or other proxy authority from your bank, broker or other agent or nominee, and bring it to our Annual Meeting.

WHAT CONSTITUTES A QUORUM FOR THE ANNUAL MEETING?

A quorum of stockholders is necessary to hold a valid meeting. The presence, in person or by proxy, of the holders of at least a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting. On the record date, there were 34,616,714 shares of common stock outstanding and entitled to vote. Thus, at least 17,308,358 shares must be represented by stockholders present at the meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement.

WHAT ARE THE VOTING RIGHTS OF THE HOLDERS OF OUR COMMON STOCK?

In deciding all matters, a holder of common stock on the record date will be entitled to cast one vote for each share of common stock registered in that holder’s name, on each matter to be voted upon at the Annual Meeting.

HOW ARE VOTES COUNTED AND HOW ARE BROKER NON−VOTES TREATED?

Votes will be counted by the inspector of election appointed for the Annual Meeting who will separately count “For” votes, “Against” votes, abstentions, withheld votes and broker non-votes. Votes withheld, broker non-votes and abstentions are deemed as “present” at the Annual Meeting and are counted for quorum purposes.

If you hold shares in your name and you sign and return a proxy card without giving specific voting instructions, your shares will be voted as recommended by our Board of Directors on all matters and as the proxy holder may determine in his/her discretion with respect to any other matters properly presented for a vote before the Annual Meeting.

If you hold your shares through a stockbroker, bank or other nominee and you do not provide instructions on how to vote, your stockbroker or other nominee may exercise their discretionary voting power with respect to certain proposals that are considered as “routine” matters. For example, Proposal 3 - ratification of the appointment of WWC., P.C. as our independent registered public accounting firm is commonly considered as a routine matter, and thus your stockbroker, bank or other nominee may exercise their discretionary voting power with respect to Proposal 3. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform us that it does not have the authority to vote on these matters with respect to your shares. This is generally referred to as a “broker non-vote.” When the vote is tabulated for any particular matter, broker non-votes will be counted for purposes of determining whether a quorum is present, but will not otherwise be counted. In the absence of specific instructions from you, your broker does not have discretionary authority to vote your shares with respect to Proposal 2 - the election of a director to our Board of Directors, Proposal 2 – adoption of out 2014 Equity Incentive Plan, Proposal 4 - the advisory vote to approve the compensation of the named executive officers, Proposal 5 - the advisory vote to determine the frequency of future advisory votes on the compensation of the named executive officers. We encourage you to provide voting instructions to the organization that holds your shares by carefully following the instructions provided in the notice.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

Proposal No. 1, the election of five directors, requires a plurality of the votes cast to elect a director. The five nominees receiving the most “For” votes (among votes properly cast in person or by proxy) will be elected. Only votes “For” will affect the outcome. Withheld votes or broker non-votes, will not affect the outcome of the vote on Proposal No. 1.

The proposal to adopt our 2014 Equity Incentive Plan will be approved if there is a quorum and the votes cast “FOR” the proposal exceeds those cast against the proposal. The proposal to ratify the appointment of WWC., P.C. as our independent registered public accounting firm will be approved if there is a quorum and the votes cast “FOR” the proposal exceeds those cast against the proposal.

The advisory vote to approve the compensation of named executive officers will be approved if there is a quorum and the votes cast “FOR” the proposal exceeds those cast against the proposal. The advisory vote to determine the frequency of future advisory votes on the compensation of named executive officers requires the affirmative vote of the holders of the majority of the votes cast by the holders of the Company’s common stock at the annual meeting. Stockholders may either vote “ONE YEAR,” “TWO YEARS,” “THREE YEARS,” or “ABSTAIN.” If none of the alternatives receives the majority of votes cast, the Company will consider the alternative that receives the highest number of votes cast by stockholders to be the frequency selected by the stockholders. The approval of the advisory vote to approve the compensation of named executive officers and the approval of the advisory vote to determine the frequency of future advisory votes on the compensation of named executive officers are non-binding advisory votes.

Abstentions and broker non-votes will be treated as shares that are present, or represented and entitled to vote for purposes of determining the presence of a quorum at the annual meeting. Abstentions will not be counted in determining the number of votes cast in connection with any matter presented at the annual meeting. Broker non-votes will not be counted as a vote cast on any matter presented at the annual meeting.

WHO CONDUCTS THE PROXY SOLICITATION AND HOW MUCH DOES IT COST?

We are soliciting the proxies and will bear the entire cost of this solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement and any additional materials furnished to our stockholders. Copies of solicitation material will be furnished to banks, brokerage houses and other agents holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to these beneficial owners. In addition, if asked, we will reimburse these persons for their reasonable expenses in forwarding the solicitation material to the beneficial owners. We have requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares they hold of record. The original solicitation of proxies by mail may be supplemented by telephone, fax, Internet and personal solicitation by our directors, officers or other employees. Directors, officers and employees will not be paid any additional compensation for soliciting proxies.

HOW DO I VOTE IF I ATTEND THE ANNUAL MEETING?

If you are a stockholder of record, you can attend the Annual Meeting and vote in person the shares you hold directly in your name on any matters properly brought before the Annual Meeting. If you choose to do that, please bring the enclosed proxy card or proof of identification. If you want to vote in person at our Annual Meeting and you hold our common stock through a bank, broker or other agent or nominee (that is, in “street name”), you must obtain a power of attorney or other proxy authority from that organization and bring it to our Annual Meeting. Follow the instructions from your bank, broker or other agent or nominee included with these proxy materials, or contact your bank, broker or other agent or nominee to request a power of attorney or other proxy authority. If you vote in person at the Annual Meeting, you will revoke any prior proxy you may have submitted.

HOW DO I VOTE IF I DO NOT ATTEND THE ANNUAL MEETING?

Stockholders of record who do not attend the Annual Meeting may vote by mail. To vote, please sign, date and return the enclosed proxy card in the enclosed postage-paid return envelope.

By casting your vote by proxy, you are authorizing the individuals listed on the proxy card to vote your shares in accordance with your instructions. While we are not presently aware of any matters (other than procedural matters), which will be brought before the Annual Meeting and which are not reflected in the attached notice of the Annual Meeting, if any other matter is properly presented at the meeting, the individuals named on your proxy card will vote your shares using their discretion.

If you are a beneficial owner of shares registered in the name of your bank, broker or other agent or nominee, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the Proxy Card to ensure that your vote is counted. If you did not receive a proxy card, please follow the instructions from your bank, broker or other agent or nominee included with these proxy materials, or contact your bank, broker or other agent or nominee to request a Proxy Card.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

If you receive more than one proxy card from us or your bank, this usually means that your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

HAS THE BOARD OF DIRECTORS MADE A RECOMMENDATION REGARDING THE MATTERS TO BE ACTED UPON AT THE ANNUAL MEETING?

Yes. Our Board of Directors recommends that you cast your vote:

(1)	“FOR” the election of the five (5) nominees for directors named herein;

(2)	“FOR” the approval of our 2014 Equity Incentive Plan;

(3)	“FOR” the ratification of the appointment of WWC., P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014;

(4)	“FOR” the approval, on an advisory basis, of the compensation paid to our named executive officers; and

(5)	For the approval, on an advisory basis, of a THREE YEAR advisory vote on the compensation of our named executive officers.

CAN I CHANGE MY VOTE?

Yes. You may revoke your proxy by doing any of the following:

(1)	You may send a written notice that you are revoking your proxy to our Corporate Secretary at the address indicated below prior to the Annual Meeting.

(2)	You may submit another properly completed proxy card with a later date, so long as it is received by our Corporate Secretary prior to the Annual Meeting.

(3)

You may attend the Annual Meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy. Any written notice of revocation, or later dated proxy, should be delivered to:

American Lorain Corporation
Beihuan Zhong Road
Junan County
Shandong, China 276600

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

HOW CAN I FIND OUT THE RESULTS OF THE VOTING AT THE ANNUAL MEETING?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in our current report on Form 8-K within four business days following the Annual Meeting.

Delivery of Proxy Materials to Households

The Securities and Exchange Commission (“SEC”) has adopted rules that allow a company to deliver a single proxy statement or annual report to an address shared by two or more of its stockholders. This method of delivery, known as “householding,” permits us to realize significant cost savings, reduces the amount of duplicate information stockholders receive, and reduces the environmental impact of printing and mailing documents to you. Under this process, certain stockholders will receive only one copy of our proxy materials and, as applicable, any additional proxy materials that are delivered until such time as one or more of these stockholders notifies us that they want to receive separate copies. Any stockholders who object to or wish to begin householding may contact Mr. Zhixu Sun, our Corporate Secretary, orally by telephoning (+86) 539-731-7959, by email at sunzhixu@americanlorain.com, or in writing to American Lorain Corporation: Beihuan Zhong Road, Junan County, Shandong, China 276600. We will send an individual copy of the proxy statement to any stockholder who revokes their consent to householding within 30 days of our receipt of such revocation.

Interest of Officers and Directors in Matters to Be Acted Upon

None of the Company’s officers or directors has any interest in any of the matters to be acted upon, except to the extent that a director is named as a nominee for election to the Board of Directors or a director or an officer may be granted equity award under our 2014 Equity Incentive Plan.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

General

Our Board of Directors has the authority to fix the number of Board seats and effective as of the date of the Annual Meeting of Stockholders our Board has approved fixing the number of directors at five (5). Directors serve for a term of one (1) year and stand for election at our annual meeting of stockholders. Pursuant to our Bylaws, a majority of directors may appoint a successor to fill any vacancy that occurs on the Board between annual meetings.

At the Meeting, stockholders will be asked to elect the nominees for director listed below.

Nominees for Director

The nominees for director have consented to being named as nominees in this Proxy Statement and have agreed to serve as directors, if elected. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the five (5) nominees named below. If any nominee of the Company is unable or declines to serve as a director at the time of the Meeting, the proxies will be voted for any nominee designated by the present Board of Directors to fill the vacancy. The Board of Directors has no reason to believe that any of the nominees will be unavailable for election. The Directors who are elected shall hold office until the next Annual Meeting of Stockholders or until their earlier death, resignation or removal, or until their successors are elected and qualified.

The following sets forth the persons nominated by the Board of Directors for election and certain information with respect to those individuals:

Name	Age	Position	Director Since
Si Chen	51	Chairman, Chief Executive Officer, President and	2007
Yundong Lu	39	Director Chief Operating Officer and Director	2008
Maoquan Wei	67	Independent Director, Chair of Compensation	2008
Dekai Yin	61	Committee Independent Director, Chair of Audit Committee	2009
William Jianxiao Wu	36	Independent Director, Chair of Nominating and Corporate Governance Committee	2013

Biographies

MR. SI CHEN. Mr. Chen became our chief executive officer and director in May 2007 upon the completion of our recapitalization, and was also appointed our president in September 2009. Mr. Chen founded Shandong Lorain, our first subsidiary, in 1994, and served as the chairman of our subsidiaries since that time. Mr. Chen earned an associate degree from Linyi Normal University. Mr. Chen has been our Company’s founder and Chairman and Chief Executive Officer since inception. He is the individual most familiar with our business and industry, including the regulatory structure and other industry-specific matters, as well as being most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy.

MR. YUNDONG LU. Mr. Lu was appointed as our Chief Operating Officer and was elected as a member of our Board of Directors effective August 1, 2008. Mr. Lu joined the Company in 1994 and has held various positions since then. From April 2003 to May 2005, Mr. Lu was the General Manager of Beijing Lorain and the Deputy General Manager of our subsidiaries. From May 2005 to February 2007, Mr. Lu was the General Manager of Lorain International Trading and the Deputy General Manager of our subsidiaries. From February to August 2008, Mr. Lu was the General Manager of our subsidiaries. Mr. Lu was recognized as an Outstanding Entrepreneur in Shandong Province in 2007. Mr. Lu earned an MBA from Shandong University and a Bachelor of Arts degree from Shandong University. Mr. Lu has been our Company’s Chief Operating Officer since 2008 and he worked with our Company since 1994. Because of his tenure with the Company, he is familiar with our business and industry, including the regulatory structure and other industry-specific matters.

MR. MAOQUAN WEI. Mr. Wei, who has served as a member of our Board of Directors since 2008, is a retired government official who held various positions in the government of Junan County, Shandong Province, China from 1990 to 2003, during which time Mr. Wei was responsible for overseeing the agricultural development of Junan County in the Shandong Province of China. Most recently, from 1998 to 2003, Mr. Wei was the Chairman of the Political Conservative Conference of Junan County. Mr. Wei also served as the Deputy Secretary of County Committee and Deputy Chairman of Junan County. Mr. Wei has helped lead Junan County to win numerous honors, including Top 100 National Fruit Products County and National Chestnut Base County. Although retired, Mr. Wei’s expertise and experience with the agricultural economy and resources in the countryside is invaluable to our business.

MR. DEKAI YIN. Mr. Yin was appointed one of our directors in September 2009. He has been working as the President of Zibo branch of the Agricultural Bank of China since 2004. Before that position, Mr. Yin served as the Vice President and the President at Linyi branch of the Agricultural Bank of China from 1995-2004. Mr. Yin has a degree in economic management and is regarded as a senior economist due to his distinguished expertise in the banking and accounting industries and economic development. Our company greatly benefits from Mr. Yin’s invaluable expertise in banking and accounting systems and operations.

MR. WILLIAM JIANXIAO WU. Mr. William Jianxiao Wu was appointed as a director of the Board and as a member of the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee on March 11, 2013. Mr. Wu chairs the Nominating and Corporate Governance Committee. Mr. Wu is the founding partner of Yi Jiu Tian Xing (Beijing) Capital Investment Advisory Co. Ltd. (“EC Capital”), which provides financial services to private companies in China, a position which he continues to hold. Before founding EC Capital, from 2006 to 2011, Mr. Wu served as an executive director of The Hina Group, a boutique investment banking firm registered with FINRA USA. During his employment with The Hina Group, Mr. Wu was involved in numerous private placements and M&A deals, such as representing Asiainfo Holdings, Inc. (Nasdaq: Asia) in its merger with Linkage Technologies International Holdings Limited. From 2006 to 2011, Mr. Wu was involved in the closings of transactions which in the aggregate are valued at approximately $1 billion in the telecom and the high-tech sectors. Before joining The Hina Group, Mr. Wu worked for Datang Telecom Technology Co., Ltd. (SSE: 600198) as a sales manager. Mr. Wu holds a Bachelor’s Degree in Electronic Engineering from Wuhan University and an IMBA from the Tsinghua University School of Economics and Management. He was also awarded the title of “Honorable MBA Alumni” by The Hong Kong University of Science and Technology.

There are no arrangements or understandings between any of our directors and any other person pursuant to which any director was selected to serve as a director of our company. Directors are elected until their successors are duly elected and qualified. There are no family relationships among our directors or officers.

Director Qualifications and Diversity

We seek directors with established strong professional reputations and experience in areas relevant to the strategy and operations of our businesses. We seek directors who possess the qualities of integrity and candor, who have strong analytical skills and who are willing to engage management and each other in a constructive and collaborative fashion. We also seek directors who have the ability and commitment to devote significant time and energy to service on the Board and its committees. We believe that all of our directors meet the foregoing qualifications. We do not have a policy with respect to diversity.

Vote Required

Directors are elected by a plurality of the votes properly cast in person or by proxy. If a quorum is present and voting, the five (5) nominees receiving the highest number of affirmative votes will be elected. Our Articles of Incorporation do not permit stockholders to cumulate their votes for the election of directors. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the five (5) nominees named below. Abstentions and broker non−votes will have no effect on the outcome of the election of directors.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF ALL THE DIRECTOR NOMINEES, WHICH IS DESIGNATED AS PROPOSAL NO. 1.

PROPOSAL NO. 2
APPROVAL OF THE COMPANY’S 2014 EQUITY INCENTIVE PLAN

General

Our 2014 Equity Incentive Plan, or the Equity Incentive Plan, was approved by our Board of Directors on February 19, 2014. Our Board of Directors and management all believe that in order to attract, hire, and retain the caliber of executives and employees that will be required to help us position ourselves for growth, we will need to have the flexibility to grant restricted stock, stock options, and other equity instruments. The Board of Directors believes that equity incentive compensation is also an important component of our overall compensation and incentive strategy for employees, directors, officers and consultants. Without a broad based equity plan, we believe that we will be impaired in our efforts to hire new executives of the caliber that we believe is required, and will not be able to offer competitive packages to retain such executives.

The Company has reserved a total of 3,000,000 shares of our outstanding Common Stock for issuance under the Equity Incentive Plan. Currently there are no shares or options granted under the Equity Incentive Plan.

The following is a brief summary of the Equity Incentive Plan. This summary is qualified in its entirety by reference to the text of the Equity Incentive Plan, a copy of which is attached as Appendix A to this Information Statement.

Summary of the 2014 Equity Incentive Plan

The principal provisions of the Equity Incentive Plan are summarized below. This summary is not a complete description of all of the Equity Incentive Plan’s provisions, and is qualified in its entirety by reference to the Equity Incentive Plan which is attached as Appendix A to this Information Statement. Capitalized terms in this summary not defined in this Information Statement have the meanings set forth in the Equity Incentive Plan.

      Structure. The Equity Incentive Plan allows for the grant of options, restricted stock, and unrestricted stock (“awards”) at the discretion of the Administrator.

      Number of Shares. Subject to adjustment as provided in the Equity Incentive Plan, the total number of shares of Common Stock reserved and available for delivery in connection with awards under the Equity Incentive Plan shall be 3,000,000, provided, however, that the total number of shares of Common Stock with respect to which incentive stock options may be granted shall not exceed 3,000,000. Any shares of Common Stock delivered under the Equity Incentive Plan shall consist of authorized and issued or unissued shares. Subject to the adjustments provided in Section 4.2 of the Equity Incentive Plan, no contraction of the number of shares of Common Stock outstanding will affect the validity or enforceability of any awards then outstanding.

      Administration. Authority to control and manage the operation and administration of the Equity Incentive Plan will be vested in a committee consisting of two (2) or more members of the Board of Directors (“Committee”), or if none, in the Board of Directors. It is intended that the Committee members will be “non-employee directors” (within the meaning of Rule 16b-3 promulgated under the Exchange Act) and “outside directors” (within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”)) to the extent that Rule 16b-3. We anticipate that our Compensation Committee will undertake the administration of the Equity Incentive Plan. The Committee will serve as the Administrator with respect to the Equity Incentive Plan. The Administrator has the authority to interpret the Equity Incentive Plan and the rights underlying any grants or awards made subject to the Equity Incentive Plan. Any decision or action of the Administrator in connection with the Equity Incentive Plan is final and binding.

      No director shall be liable for any action, excepting willful misconduct or gross negligence, arising out of or related to the Equity Incentive Plan provided the director was acting in good faith and for a purpose believed to have been in the best interests of the Company or its shareholders.

      Term. The Administrator may grant awards pursuant to the Equity Incentive Plan until it is discontinued or terminated; provided, however, that no Award may be granted under the Equity Incentive Plan after February 19, 2024.

      Eligibility. Employees, directors, officers and consultants in the service of the Company or any subsidiary corporation (whether now existing or subsequently established) are eligible to participate in the Equity Incentive Plan. Determinations as to which eligible persons shall be granted awards shall be made by the Administrator.

      Limitations on Awards. The maximum number of shares of stock that may be granted with respect to one or more options during any one fiscal year under the Equity Incentive Plan to any one participant shall be One Million (1,000,000) (all of which may be granted as incentive stock options subject to the $100,000 limitation with regard to incentive stock options first exercisable). Determinations will be made in a manner that is consistent with Section 162(m) of the Code and regulations promulgated thereunder. These limitations will not apply in any circumstance in which the Administrator determines that compliance with Section 162 (m) of the Code is not necessary.

      Payment for Shares. Payment for shares purchased pursuant to the Equity Incentive Plan may be made in cash, or, where approved by the Administrator, at its sole discretion, by one or more of the following methods: (i) by cancellation of indebtedness to the participant, (ii) by surrender of shares of the Company owned by the participant for more than six (6) months or a lesser period if exempt from Section 16 of the Securities Exchange Act, (iii) by “deemed net-stock exercise” in which the participant exercises by forfeiting shares equal to exercise price, or (iv) by broker-assisted payment in which a broker has irrevocable instructions to deliver the amount of sale proceeds necessary to pay the exercise price and tax withholding obligations.

      Stock Options. Stock options may be issued as incentive stock options (ISOs) or non-qualified stock options. One or more options may be granted to each eligible person. The options granted under the Equity Incentive Plan will be evidenced by an award agreement. The Administrator shall specify the grant date, exercise price, terms and conditions for the exercise of the options. No option under the Equity Incentive Plan shall terminate later than ten (10) years after the date of grant. Options may be exercised by delivery to us of a written stock option exercise agreement together with payment in full of the exercise price for the number of shares being purchased. The exercise price shall be at least one hundred percent (100%) of the fair market value of the shares on the date of grant.

      No option shall be transferable other than by will or by the laws of descent and distribution and during the lifetime of the participant, only the participant, his or her guardian or legal representative may exercise an option. Notwithstanding the foregoing, an ISO may be transferred pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if applicable to an award under the Equity Incentive Plan and non-qualified options may be transferred to a participant’s former spouse pursuant to a property settlement made part of an agreement or court order incident to the divorce. Also, the Plan Administrator may provide for transfer of a non-qualified stock option without payment of consideration to designated family members and certain other entities specified in the Equity Incentive Plan. The terms applicable to any assigned option shall be the same as those in effect for the option immediately prior to such assignment. A request to assign an option may be made only by delivery to us of a written stock option assignment request.

      Restricted Stock Awards. The Administrator shall determine all terms and conditions of the restricted stock award. Unless the Administrator provides otherwise, holders of restricted stock shall have the right to vote such restricted stock and the right to receive any dividends declared or paid with respect to such restricted stock. Except as otherwise determined by the Administrator at the time of the grant of the award or thereafter, (i) upon failure to affirmatively accept the grant of a restricted stock award by execution of a restricted stock award agreement, (ii) termination of employment during the applicable restriction period, (iii) failure to satisfy the restriction period or (iv) failure to satisfy a performance goal during the applicable restriction period, restricted stock that is at that time subject to restrictions will immediately be forfeited and returned to the Company. Notwithstanding the foregoing, the Administrator may provide in any award agreement that restrictions or forfeiture conditions relating to restricted stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Administrator may in other cases waive in whole or in part restrictions or forfeiture conditions relating to restricted stock. The Company also has the right to require the return of all dividends paid on such shares, whether by termination of any escrow arrangement under which such dividends are held or otherwise.

      Unless otherwise provided in the award agreement, prior to the vesting of restricted stock, restricted stock awards, granted under the Equity Incentive Plan, and any rights and interests therein, including the restricted stock itself, will not be transferable or assignable by the participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as consistent with the award agreement. Unless otherwise provided in the Equity Incentive Plan, during the lifetime of the participant, a restricted stock award and any rights and interests therein, will be exercisable only by the participant, and any election with respect thereto may be made only by the participant. Any attempt to transfer a restricted stock award will be void and the award and the restricted stock will be forfeited by the participant unless the attempted transfer is found to be unintentional.

      Unrestricted Stock Awards. The Administrator may, in its sole discretion, award stock awards such as stock bonuses free of restriction or limitation.

Federal Income Tax Matters

      Options. Under present law, an optionee will not recognize any taxable income on the date an NSO is granted pursuant to the Equity Incentive Plan. Upon exercise of the option, however, the optionee must recognize, in the year of exercise, compensation taxable as ordinary income in an amount equal to the difference between the option price and the fair market value of Company common stock on the date of exercise. Upon the sale of the shares, any resulting gain or loss will be treated as capital gain or loss. The Company will receive an income tax deduction in its fiscal year in which NSOs are exercised equal to the amount of ordinary income recognized by those optionees exercising options, and must comply with applicable tax withholding requirements.

      ISOs granted under the Equity Incentive Plan are intended to qualify for favorable tax treatment under Section 422 of the Code. Under Section 422, an optionee recognizes no taxable income when the option is granted. Further, the optionee generally will not recognize any taxable income when the option is exercised if he or she has at all times from the date of the option’s grant until three months before the date of exercise been an employee of the Company. The Company ordinarily is not entitled to any income tax deduction upon the grant or exercise of an incentive stock option. This favorable tax treatment for the optionee, and the denial of a deduction for the Company, will not, however, apply if the optionee disposes of the shares acquired upon the exercise of an incentive stock option within two years from the granting of the option or one year from the receipt of the shares.

      Restricted Stock Awards. Generally, no income is taxable to the recipient of a restricted stock award in the year that the award is granted. Instead, the recipient will recognize compensation taxable as ordinary income equal to the fair market value of the shares in the year in which the risks of forfeiture restrictions lapse. Alternatively, if a recipient makes an election under Section 83(b) of the Code, the recipient will, in the year that the restricted stock award is granted, recognize compensation taxable as ordinary income equal to the fair market value of the shares on the date of the award. The Company normally will receive a corresponding deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

      Unrestricted Stock Awards. Generally, the recipient will, in the year that the unrestricted stock award is granted, recognize compensation taxable as ordinary income equal to the fair market value of the shares on the date of the award. The Company normally will receive a corresponding deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF U.S. FEDERAL INCOME TAXATION WITH RESPECT TO THE GRANT AND EXERCISE OF AWARDS UNDER THE EQUITY INCENTIVE PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF AN INDIVIDUAL’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH ANY ELIGIBLE INDIVIDUAL MAY RESIDE.

Plan Benefits

The awards that may be granted under the 2014 Equity Incentive Plan to any participant or group of participants are indeterminable at the date of this proxy statement because participation and the types of awards that may be granted under the 2014 Equity Incentive Plan are subject to the discretion of the Administrator. No awards will be granted under the 2014 Equity Plan before the Annual Meeting.

Vote Required

Assuming a quorum is present, the affirmative vote of a majority of the shares present at the Annual Meeting and entitled to vote, either in person or by proxy, is required for approval of Proposal No. 2. For purposes of the approval of our 2014 Equity Incentive Plan, abstentions will have the same effect as a vote against this proposal and broker non-votes will have no effect on the result of the vote.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR PROPOSAL NO. 2

PROPOSAL NO. 3
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors is responsible for the selection of our independent registered public accounting firm. The Audit Committee has determined to appoint the public accounting firm of WWC., P.C., Certified Public Accountants, as independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2014. Although our Audit Committee is directly responsible for selecting and retaining our independent auditor and even though ratification is not required by our bylaws, the Board of Directors is submitting the selection of WWC., P.C. to our stockholders for ratification as a matter of good corporate practice and we are asking our stockholders to approve the appointment of WWC., P.C. In the event our stockholders fail to ratify the appointment, the Audit Committee may reconsider this appointment.

The Company has been advised by WWC., P.C. that neither the firm nor any of its associates had any relationship with the Company other than the usual relationship that exists between independent registered public accountant firms and their clients during the last fiscal year. A representative of WWC., P.C., is expected to be present in person or by electronic conferencing at the Annual Meeting, and will be afforded an opportunity to make a statement at the Annual Meeting if the representative desires to do so. It is also expected that such representative will be available at the Annual Meeting to respond to appropriate questions by stockholders.

Independent Registered Public Accounting Firm’s Fees

The following table sets forth the aggregate fees billed by WWC, P.C. for audit and non-audit services rendered to us in 2013 and 2012. These fees are categorized as audit fees, audit-related fees, tax fees, and all other fees. The nature of the services provided in each category is described following the table.

	2013	2012
Audit Fees	$141,000	$141,000
Audit-Related Fees	12,386	8,703
Tax Fees	5,000	5,000
Total Fees	158,386	154,703

Audit Fees. We paid aggregate fees of approximately $141,000 and $141,000 for the fiscal years ended December 31, 2013 and 2012, respectively, to WWC, P.C for professional services rendered by such firm for the audit and review of the financial statements included in our annual report on Form 10-K and for the review of the financial statements included in our quarterly reports on Form 10-Q.

Audit-Related Fees. We paid aggregate fees to WWC, P.C. of approximately $12,386 and $8,703 for the fiscal years ended December 31, 2013 and 2012, respectively, for travel expenses.

Tax Fees. We paid aggregate fees of approximately $5,000 for each of the fiscal years ended December 31, 2013 and 2012, respectively, to WWC, P.C. for professional services rendered for tax compliance, tax advice and tax planning.

All Other Fees. We did not pay any fees to WWC, P.C. for any other professional services during the fiscal years ended December 31, 2013 and 2012.

Board of Directors Pre-Approval Policies and Procedures

The Audit Committee has the sole authority to review in advance and grant any pre-approvals of (i) all auditing services to be provided by the independent auditor, (ii) all significant non-audit services to be provided by the independent auditors as permitted by Section 10A of the Exchange Act, and (iii) all fees and the terms of engagement with respect to such services, except that the Audit Committee may delegate the authority to pre-approve non-audit services to one or more of its committee members who will present its decisions to the full Audit Committee at the first meeting following such decision. Following the Company’s establishment of an Audit Committee on August 1, 2008, all audit and non-audit services performed by WWC, P.C. during fiscal years 2013 and 2012 were pre-approved pursuant to the procedures outlined above. Prior to the establishment of the Audit Committee, all services of the independent auditors were approved by the full board of directors.

Vote Required

The ratification of the appointment of WWC, P.C. as our independent auditor requires the approval by the holders of a majority of the shares of our common stock issued and outstanding, present in person or voting by proxy.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR ratification of the selection of WWC, P.C. as the Company’s independent registered public accounting firm for the fiscal year 2014.

PROPOSAL NO. 4
ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

The recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) added Section 14A to Securities Exchange Act of 1934, as amended (the “Exchange Act”), which enables our stockholders to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules.

Our named executive officer compensation program is designed to attract, motivate and retain our named executive officers, who are critical to our success. The Compensation Committee believes an effective compensation program is one that is designed to align the interests of executive officers with those of our stockholders by tying long-term incentive compensation to financial performance and ultimately to the creation of stockholder value. The Compensation Committee believes that it has taken a responsible approach to compensating our named executive officers.

Please read the “Executive Compensation” section of this proxy statement for additional details about our executive compensation program.

We are asking our stockholders to indicate their support for our named executive officer compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on the compensation of our named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we will ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s proxy statement for the 2014 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission.”

The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or our Board of Directors. Our Board of Directors and our Compensation Committee value the views of our stockholders and will consider the outcome of the vote when determining future compensation arrangements for our named executive officers.

Vote Required

This vote is an advisory vote and is therefore not binding on the Company or the Board of Directors. The affirmative vote of a majority of all votes cast at the Annual Meeting is required for advisory approval of this proposal. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board of Directors are to be voted on this proposal, such shares will be voted in favor of the this proposal. Brokers are not authorized to vote without instructions on this proposal. Abstentions will have the same effect as voting against the proposal and broker non-votes will not be deemed votes cast and will have no effect on the vote outcome.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO THE COMPENSATION DISCLOSURE RULES OF THE SEC.

PROPOSAL NO. 5
ADVISORY VOTE ON THE FREQUENCY OF THE
 ADVISORY VOTE ON EXECUTIVE COMPENSATION

Section 14A of the Exchange Act, as added by the Dodd-Frank Act, also enables our stockholders to indicate their preference as to how frequently we should seek an advisory vote on the compensation of our named executive officers. The proxy card provides stockholders with the opportunity to choose among four options (holding the advisory vote on executive compensation every one, two or three years, or abstain from voting) and, therefore, stockholders will not be voting to approve or disapprove the recommendation of the Board of Directors. You may cast your vote on your preferred voting frequency by choosing the option of once every year (“1 year”), once every two years (“2 years”), once every three years (“3 years”), or you may abstain from voting.

After careful consideration of this proposal, the Board of Directors has determined that an advisory vote on executive compensation that occurs every three years is the most appropriate alternative for the Company, and therefore your Board of Directors recommends that you vote for a three year (3-year) frequency for the advisory vote on executive compensation.

In formulating its recommendation, our Board of Directors considered that a triennial vote will allow stockholders to better evaluate our executive compensation program in relation to our short- and long-term company performance. Additionally, a triennial vote will provide us with time to respond to stockholder concerns and implement appropriate revisions.

The purpose of this proposal is to assess stockholder preferences on the frequency of future advisory votes on executive compensation, and as such, there will be no approval or adoption of a resolution establishing the frequency of future advisory votes on executive compensation. The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be considered the frequency for the advisory vote on executive compensation that is preferred by our stockholders. However, because this vote is advisory and not binding on the Board of Directors or the Company in any way, the Board of Directors may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote on executive compensation more or less frequently than the option preferred by our stockholders.

Vote Required

This vote is an advisory vote and is therefore not binding on the Company or the Board of Directors. You may choose from the following alternatives: every year, every two years, every three years or you may abstain. Brokers are not authorized to vote without instructions on this proposal. The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be considered the frequency for the advisory vote on executive compensation that is preferred by our stockholders. Abstentions and broker non-votes will have no effect on the vote outcome. While the Board of Directors will consider our stockholders’ preference as reflected in the vote on this proposal in determining how frequently the advisory vote on executive compensation occurs in the future, our Board of Directors will have the discretion to determine the actual frequency at which the required advisory stockholder vote on the compensation of our named executive officers will be conducted, because the vote on such frequency is only advisory and non-binding. The Board of Directors’ determination on the actual frequency of such vote will be disclosed in a Form 8-K to be filed in accordance with the rules of the SEC.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR A THREE YEAR (3-YEAR) FREQUENCY FOR THE ADVISORY VOTE ON EXECUTIVE COMPENSATION.

DIRECTORS, EXECUTIVE OFFICERS,
PROMOTERS AND CONTROL PERSONS

The following table sets forth the name and age of each member of our current members of our board of directors and/or executive officers, the positions and offices held by each of them with us, and the period during which they have served in their respective position. Directors serve until the election and qualification of their successors. There was no arrangement or understanding between any executive officer or director and any other person pursuant to which any person was elected as an executive officer or director. There are no family relationships among our officers, directors, or persons nominated for such positions.

Name	Age	Position	Period Served
Si Chen	51	Chairman, Chief Executive Officer, President and Director	2007- Present
Yundong Lu	39	Chief Operating Officer and Director	2008 – Present
Maoquan Wei	67	Independent Director, Chair of Compensation Committee	2008 – Present
Dekai Yin	61	Independent Director, Chair of Audit Committee	2009 – Present
William Jianxiao Wu	36	Independent Director, Chair of Nominating and Corporate Governance Committee	2013 – Present
David She	30	Chief Financial Officer	2010 – Present

The biographies of Messrs. Chen, Lu, Wei, Yin, and Wu can be found under Proposal 1 - Election of Directors.

MR. DAVID SHE. Mr. David She became our chief financial officer on December 10, 2010. Prior to his appointment, Mr. She held various positions, and most lately as Acting Chief Financial Officer, at China Natural Gas, Inc. from 2008 to 2010, where he oversaw financial operations and managed the company’s financial growth. His duties included the oversight of quarterly and annual filings with the U.S. Securities and Exchange Commission, evaluating and executing financing alternatives, and managing the investor relations program. Mr. She also served as a securities analyst for West China Securities in Beijing in 2006. He received bachelor’s degrees in mathematics and business administration from Beijing Institute of Technology as well as a master’s degree in finance from the State University of New York in Buffalo.

Our Board of Directors

During fiscal year 2013, our board of directors is comprised of a majority of independent directors as defined under NYSE MKT Company Guide. Messrs. Maoquan Wei, Dekai Yin and William Jianxiao Wu satisfy the independence requirements established by Section 803(A)(2) of the NYSE MKT Company Guide. The board of directors has determined that none of the designated independent directors have any relationship that, under NYSE MKT Company Guide, would preclude their service on any of the standing committees of the board of directors. In making its determination, the board considered transactions and relationships between each director or his immediate family and the Company and its subsidiaries.

We are a smaller reporting company and under the NYSE MKT Company Guide, we are only required to maintain a Board of Directors comprising of directors at least half of which are independent directors, and an audit committee of at least two members, comprised solely of independent directors who also meet the requirements of Rule 10A-3 under the Securities Exchange Act of 1934, as amended (“Exchange Act”).

We have the following board committees: Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. Each Board Committee consists entirely of independent and non-employee directors. The Board of Directors has adopted a written charter for each of the committees which is available on the Company’s website www.americanlorain.com. Printed copies of each of our committee charter may be obtained, without charge, by contacting American Lorain Corporation, c/o Board of Director Office, Beihuan Zhong Road, Junan County, Shandong, People’s Republic of China, 276600.

Board’s Leadership Role in Risk Oversight

Our chairman of the board of director and chief executive officer is Mr. Si Chen. During fiscal year 2013, the majority of directors are independent and our Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee are comprised entirely of independent directors. Our Board of Directors is involved in the oversight of risks that could affect the Company. This oversight is conducted primarily through committees of the Board of Directors, but the full Board of Directors retains responsibility for general oversight of risks. The Compensation Committee is responsible for overseeing the management of risks related to the Company’s executive compensation plans and arrangements. The Audit Committee oversees management of financial risks, including risks related to liquidity, credit, operations and regulatory compliance, among others, and the processes in place to monitor and control such exposures. The Nominating and Corporate Governance Committee manages risks associated with the independence of the Board of Directors and potential conflicts of interest. Our Board of Directors and its committees have access at all times to the Company’s management to discuss any matters of interest, including those related to risk. We believe that our Board leadership structure enables senior management to communicate identified risks to our Board of Directors and its committees and affords a free flow of communications regarding risk identification and mitigation.

Meetings of the Board of Directors

During the fiscal year 2013, our board held six (6) meetings. We do not have a policy with regard to Board members’ attendance at annual meetings of stockholders. All directors with the exception of Mr. William Jianxiao Wu attended our 2013 Annual Meeting of Stockholders.

Executive Sessions

The Board also encourages our independent directors to meet in executive sessions without our management. The independent directors met 1 time in executive session during fiscal year 2013.

Audit Committee

Our board of directors has established an Audit Committee in accordance with Section 3(a)(58)(A) of the Exchange Act which, during fiscal year 2013, consists of the following independent directors: Messrs. Dekai Yin, William Jianxiao Wu, and Maoquan Wei. Mr. Yin is the chairman of the Audit Committee and is our audit committee financial expert.

Each member of the Audit Committee meets the independence criteria prescribed by Rule 10A-3 under the Exchange Act, and each constitutes an “independent director” as defined in Section 803(A)(2) of the NYSE MKT Company Guide.

The Audit Committee assists our board in monitoring:

  our accounting, auditing, and financial reporting processes;
  the integrity of our financial statements;
  internal controls and procedures designed to promote our compliance with accounting standards and applicable laws and regulations; and
  the appointment and evaluation of the qualifications and independence of our independent auditors.

During the fiscal year 2013, our Audit Committee held one (1) meetings.

Compensation Committee

The functions of the Compensation Committee are as follows:

  to assist our board in discharging its responsibilities with respect to compensation of our executive officers and directors;
  to evaluate the performance of our executive officers;
  to assist our board in developing succession plans for executive officers; and
  to administer our stock and incentive compensation plans and recommend changes in such plans to our board as needed.

The current members of the Compensation Committee are Messrs. Yin, Wu and Wei. Mr. Wei is the chairman of the Compensation Committee. All current members of the Compensation Committee are independent directors, and all past members were independent directors at all times during their service on such Committee. None of the past or present members of our Compensation Committee are present or past employees or officers of the Company or any of our subsidiaries. No member of the Compensation Committee has had any relationship with us requiring disclosure under Item 404 of Regulation S-K. None of our executive officers serves on the board of directors or compensation committee of a company that has an executive officer that serves on our Board of Directors or compensation committee.

The Compensation Committee may not delegate its responsibilities to another committee, individual director or member of management.

The Compensation Committee meets on an annual basis and holds special meetings as needed. The Compensation Committee meetings may be called by the Committee chairman, the Chairman of the Board of Directors or a majority of Committee members. The Chief Executive Officer and Chief Financial Officer also provide recommendations to the Compensation Committee relating to compensation of other executive officers. The Compensation Committee did not hold a meeting in fiscal year 2013.

Nominating and Corporate Governance

The Nominating and Corporate Governance assists the Board of Directors in identifying individuals qualified to become our directors and in determining the composition of the Board of Directors and its committees. The Nominating and Corporate Governance is responsible for, among other things:

  Make recommendations to the Board of Directors with respect to the size and composition of the Board of Directors;
  Make recommendations to the Board of Directors on the minimum qualifications and standards for director nominees and the selection criteria for the Board members;
  Review the qualifications of potential candidates for the Board of Directors;
  Make recommendations to the Board of Directors on nominees to be elected at the Annual Meeting of Stockholders; and
  Seek and identify a qualified director nominee, in the event that a director vacancy occurs, to be recommended to the Board of Directors for either appointment by the Board of Directors to serve the remainder of the term of a director position that is vacant or election at the Annual Meeting of the Stockholders.

The current members of the Compensation Committee are Messrs. Yin, Wu and Wei. Mr. Wei is the chairman of the Compensation Committee.

During the fiscal year 2013, our Nominating and Corporate Governance Committee held one (1) meetings.

Shareholder Nominations for Director

Shareholders may propose candidates for board membership by writing to American Lorain Corporation, c/o Board of Director Office, Beihuan Zhong Road, Junan County, Shandong, People’s Republic of China, 276600. Any such proposal shall contain the name, holdings of our securities and contact information of the person making the nomination, the candidate’s name, address and other contact information, any direct or indirect holdings of our securities by the nominee, any information required to be disclosed about directors under applicable securities laws and/or stock exchange requirements, information regarding related party transactions with our company and/or the stockholder submitting the nomination; any actual or potential conflicts of interest, the nominee’s biographical data, current public and private company affiliations, employment history and qualifications and status as “independent” under applicable securities laws and stock exchange requirements. Nominees proposed by stockholders will receive the same consideration as other nominees.

Communications with the Board of Directors

The Company has a process for stockholders and other interested parties who wish to communicate with the Board of Directors. Stockholders and other interested parties who wish to communicate with the Board of Directors may contact our Board of Directors, or specific members of our Board of Directors, by writing to: American Lorain Corporation, c/o Board of Director Office, Beihuan Zhong Road, Junan County, Shandong, People’s Republic of China, 276600.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who beneficially own more than 10% of our common stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission, which we also refer to throughout this report as the SEC. Based solely on our review of the copies of such forms furnished to us and written representations from our executive officers, directors and such beneficial owners, we believe that all filing requirements of Section 16(a) of the Exchange Act were timely complied with during the fiscal year ended December 31, 2013, with the exception of the failure to file Form 3s for Messrs. She and Wu.

Code of Ethics

Our Board of Directors adopted a Code of Ethics that applies to all of our directors, executive officers, including our principal executive officer, principal financial officer and principal accounting officer, and employees. The Code of Ethics addresses, among other things, honesty and ethical conduct, conflicts of interest, compliance with laws, regulations and policies, including disclosure requirements under the federal securities laws, confidentiality, trading on inside information, and reporting of violations of the code. The Code of Ethics is available on the Corporate Governance page of our website under the Investor link at www.americanlorain.com, and a copy of the Code of Ethics is available to any shareholder requesting a copy by writing to: American Lorain Corporation, c/o Board of Director Office, Beihuan Zhong Road, Junan County, Shandong, China 276600. We intend to disclose on our website, in accordance with all applicable laws and regulations, amendments to, or waivers from, our Code of Ethics.

REPORT OF THE AUDIT COMMITTEE

The members of the Audit Committee have been appointed by the Board of Directors. The Audit Committee consists solely of independent directors, as defined by NYSE MKT Company Guide. The Audit Committee operates under a written charter to assure continued compliance with SEC and NYSE MKT Company Guide enacted in response to requirements of the Sarbanes-Oxley Act.

The Audit Committee assists the Board of Directors in monitoring the integrity of our financial statements, the independent registered public accounting firm’s qualifications and independence, the performance of the independent registered public accounting firm, and our compliance with legal and regulatory requirements. Management is responsible for our internal controls and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of our financial statements in accordance with generally accepted auditing standards and for issuing a report on those financial statements. The Audit Committee monitors and oversees these processes.

In this context, the Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2013 with management and with WWC., P.C., our independent registered public accounting firm. The Audit Committee has discussed with WWC., P.C the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communications with Audit Committees) as adopted by The Public Company Accounting Oversight Board in Rule 3200T, which includes, among other items, matters related to the conduct of the audit of American Lorain’s annual financial statements.

The Audit Committee has also received the written disclosures and the letter from WWC, P.C. required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accountant’s communications with the Audit Committee concerning independence and has discussed with WWC, P.C. the issue of their independence from our company and management. In addition, the Audit Committee has considered whether the provision of non-audit services by the independent registered public accounting firm in 2012 is compatible with maintaining the auditors’ independence and has concluded that it is.

Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2013. The Audit Committee has also recommended, subject to stockholder ratification, the selection of our independent registered public accounting firm for the year ending December 31, 2014.

Respectfully submitted by the Audit Committee,

Dekai Yin, Chairman
William Jianxiao Wu
Maoquan Wei

The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any filings under the Securities Act or under the Exchange Act, except to the extent that we specifically incorporate this information by reference into any such filing.

EXECUTIVE COMPENSATION

Executive Compensation

Summary Compensation Table

The following table sets forth information concerning all forms of compensation earned by our named executive officers during the fiscal years ended December 31, 2012 and 2013 for services provided to us and our subsidiaries. None of our current executive officers earned compensation that exceeded $100,000 during the fiscal years ended December 31, 2012, or 2013.

Name and Principal				Stock	Option	All Other
Position	Year	Salary	Bonus	Awards	Awards	Compensation	Total
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)

Si Chen,	2013	$66,000	$-0-	$-0-	$-0-	$-0-	$66,000
Chairman of Board of Directors, and Chief Executive Officer	2012	$66,000	$-0-	$-0-	$-0-	$-0-	$66,000

Yundong Lu, Chief	2013	$16,154	$-0-	$-0-	$-0-	$-0-	$16,154
Operating Officer and Director	2012	$15,864	$-0-	$-0-	$-0-	$-0-	$15,864

David She,	2013	$96,923	$-0-	$-0-	$-0-	$-0-	$96,923
Chief Financial Officer	2012	$90,909	$-0-	$-0-	$-0-	$-0-	$90,909

Pursuant to Mr. Chen’s employment agreement, we paid Mr. Chen a base salary of $66,000 in cash during fiscal years ended December 31, 2012 and 2013. Mr. Chen’s employment agreement does not provide any change in control or severance benefits and we do not have any separate change-in-control agreements with Mr. Chen or any of our other executive officers.

Pursuant to Mr. She’s employment agreement, dated October 22, 2010, we are obligated to pay Mr. She a base salary of RMB 480,000 ($72,727 at then current exchange rate) for the first year of employment, and RMB 600,000 ($90,909 and $96,923 at then current exchange rate) for the second year of employment onward. In addition, Mr. She is entitled to 5,000 shares of common stock for each year of employment, none of which has yet been awarded. Mr. She’s employment agreement does not provide any change in control or severance benefits.

Outstanding Equity Awards at Fiscal Year End

The following table provides information with respect to option awards outstanding for each of the named executive officer at December 31, 2013. As of December 31, 2013, there were no outstanding stock awards and columns (g) through (j) have been omitted.

Option Awards
	Number of	Number of
	Securities	Securities
	Underlying	Underlying	Option
	Unexercised	Unexercised	Exercise	Option
	Options (#)	Options (#)	Price	Expiration
Name	Exercisable	Unexercisable	($)	Date
(a)	(b)	(c)	(e)	(f)
Yundong Lu	33,580		$1.58	7/27/14

2009 Incentive Stock Plan

Pursuant to our 2009 Incentive Stock Plan, if an employee is terminated for any reason other than disability or death, then the employee shall have the right to exercise the portions of any option which was exercisable as of the date of such termination, in whole or in part, not less than 30 days nor more than three months after such termination. However, in the event of “termination for good cause,” the options shall automatically terminate as of the termination of employment.

With respect to nonstatutory options granted to employees, directors or consultants, the Board of Directors may specify such period for exercise as the Board of Directors deems reasonable and appropriate, not less than 30 days following termination of employment or services (except that in the case of “termination for cause” or removal of a director, the option shall automatically terminate as of the termination of employment or services). The option may be exercised only with respect to installments that the optionee could have exercised at the date of termination of employment or services.

If an optionee dies while employed by, engaged as a consultant to, or serving as a director of the company, the portion of such optionee’s option which was exercisable at the date of death may be exercised, in whole or in part, by the estate of the decedent or by a person succeeding to the right to exercise such option at any time within (i) a period, as determined by the Board of Directors, of not less than six months nor more than one year after the optionee’s death or (ii) during the remaining term of the option, whichever is the lesser. The option may be so exercised only with respect to installments exercisable at the time of optionee’s death and not previously exercised by the optionee.

Benefit Plans

We do not have any profit sharing plan or similar plans for the benefit of our officers, directors or employees.

Director Compensation

On August 1, 2008, Mr. Hao Chen, Mr. David Yaudoon Chiang and Mr. Maoquan Wei were appointed as independent members of our Board of Directors and as members of our Board committees. On September 17, 2009, Mr. Chiang and Mr. Hao Chen resigned from the Board of Directors. Mr. Hao Chen was paid RMB 100,000 (approximately US $14,641) per year for his Board and Board Committee service. Mr. Chiang was paid US $25,000 per year plus US $5,000 for each board meeting attended by Mr. Chiang, as compensation for his Board and Board committee service. Mr. Wei is paid RMB 100,000 (approximately US $14,641) per year.

On September 17, 2009, Messrs. Dekai Yin, Yongjun Li and Tad Ballantyne were appointed as independent members of our Board and as members of our Board committees. Messrs. Yin, Li and Ballantyne are paid RMB 100,000 (approximately US $15,493) per year. Mr. Ballantyne resigned as our director on March 7, 2013.

On March 11, 2013, Mr. William Jianxiao Wu was appointed as independent member of our board and member of our Board committees. Mr. Wu is paid RMB 100,000 (approximately US $16,413) per year.

We may reimburse our non-employee directors for reasonable travel expenses related to attendance at Board or Board Committee meetings. In 2013, we did not make any such reimbursements.

Our policy is not to pay compensation to directors who are also employees of the Company or its subsidiaries. As a result, Mr. Si Chen and Mr. Yundong Lu did not receive any compensation in 2013 for their service as directors.

The following table reflects the compensation earned by our non-executive directors during the fiscal year ended December 31, 2013:

Fees
	Earned				Nonqualified
	or Paid			Non-Equity	Deferred
	in	Stock	Option	Incentive Plan	Compensation	All Other
	Cash	Awards	Awards	Compensation	Earnings	Compensation	Total
Name	($)	($)	($)	($)	($)	($)	($)
(a)	(b) (1)	(c) (2)	(d) (2)	(e)	(f)	(g)

Maoquan Wei	16,154	-0-	-0-	-0-	-0-	-0-	16,154
Dekai Yin	16,154	-0-	-0-	-0-	-0-	-0-	16,154
Tad Ballantyne (1)	-0-	-0-	-0-	-0-	-0-	-0-	-0-
William Jianxiao Wu	16,154	-0-	-0-	-0-	-0-	-0-	16,154

___________________
(1)  Mr. Ballantyne resigned as our director on March 7, 2013.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding beneficial ownership of our common stock as of March 4, 2014 (i) by each person who is known by us to beneficially own more than 5% of our common stock; (ii) by each of our named executive officers and directors and (iii) by all of our officers and directors as a group. Beneficial ownership is determined in accordance with the rules of the SEC that deem shares to be beneficially owned by any person who has voting or investment power with respect to such shares. Except as otherwise indicated, the persons listed below have advised us that they have direct sole voting and investment power with respect to the shares listed as owned by them.

Unless otherwise specified, the address of each of the persons set forth below is c/o American Lorain Corporation, Beihuan Zhong Road, Junan County, Shandong, China 276600.

In the table below, percentage ownership is based on 34,616,714 shares of our common stock outstanding as of April 25, 2014.

Name and title of beneficial owner	Amount and nature of beneficial ownership	Percent of class
Mr. Si Chen, Chairman, CEO and President (1)	14,750,785	42.6%
Tongley Investments Ltd. (2)	4,183,234	12.1%
Mr. David She, CFO	-	*
Mr. Yundong Lu, COO and Director(3)	34,307	*
Mr. Dekai Yin, Director	-	*
Mr. Maoquan Wei, Director	8,234	*
Mr. William Jianxiao Wu, Director	-	*
All officers and directors as a group (6 persons)	14,793,326	42.7%

* Less than 1%

(1) Includes 10,794,066 shares of our common stock that has been pledged under the Share Pledge Agreement, dated October 19, 2010, for the benefit of DEG-Deutsche Investitions- und Entwicklungsgesellshaft mbH (“DEG”) in order to secure the obligations of the Company and its subsidiary Junan Hongrun Foodstuff Co., Ltd. under a Loan Agreement, dated May 31, 2010, among the Company, DEG and Mr. Si Chen (the “Loan Agreement”).

(2) Based on information supplied by Tongley Investment Ltd. in a Schedule 13G/A filed with the SEC on February 18, 2014. The address of Tongley Investment Ltd. is P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands.

(3) Includes 33,580 stock options, all of which are vested.

Changes in Control

As of November 15, 2012, 10,794,066 shares of our common stock were pledged by Mr. Si Chen, our chief executive officer and chairman, as security under a Pledge Agreement in connection with a $15 million loan to Junan Hongrun Foodstuff Co., Ltd. (“Junan Hongrun”). The pledged shares constitute 31.2% of our voting stock, and operation of the pledge may result in a change in control of the Company.

Equity Compensation Plan Information

Information for our equity compensation plans in effect as of the end of fiscal year 2013 is as follows:

	(a)	(b)	(c)
	Number of	Weighted-	Number of
	securities to	average	securities
	be issued	exercise price of	remaining
	upon	outstanding	available for
	exercise of	options,	future
	outstanding	warrants	issuance
	options,	and rights	under equity
	warrants		compensation
	and rights		plans
(excluding
securities
reflected in
column (a))
Plan category
Equity compensation plans approved by security holders	N/A	N/A	0
Equity compensation plans not approved by security holders	1,334,573*	$1.58	0
Total	1,334,573*	$1.58	0

* Consists of options granted under the 2009 Incentive Stock Plan (“2009 Plan”) and assumed by the Company in a merger. No additional options may be granted under the assumed 2009 Plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Related Party Transactions

Pursuant to a Share Pledge Agreement, dated October 19, 2010 (the “Share Pledge Agreement”), the Mr. Si Chen, our chief executive officer and chairman, has pledged 5,313,574 shares of Common Stock (the “Pledged Shares”) for the benefit of DEG-Deutsche Investitions- und Entwicklungsgesellshaft mbH (“DEG”) in order to secure the obligations of the Company and its subsidiary Junan Hongrun Foodstuff Co., Ltd. (“Junan Hongrun”) under a Loan Agreement, dated May 31, 2010, among the Company, DEG and Mr. Si Chen (the “Loan Agreement”). In the event that the value of the pledged assets is less than 150% of the amounts made available to the Junan Hongrun under the Loan Agreement, DEG has the right to require additional security in the form of fixed assets or shares under the Loan Agreement and Share Pledge Agreement. Pursuant to a letter agreement, dated November 15, 2012, Mr. Si Chen has pledged an additional 5,480,492 shares of Common Stock to DEG under the Pledge Agreement in order to secure the obligations of the Borrower under the Loan Agreement. The total number of shares pledged under the Pledge Agreement is now 10,794,066 shares of Common Stock. For so long as no event of default under the Loan Agreement has occurred, Mr. Si Chen continues to retain all voting rights with respect to the Pledged Shares.

On March 13, 2014, Mr. Si Chen, our chief executive officer and chairman, provided a personal guaranty of the March 13, 2014 Convertible Promissory Note issued by the Company to an investor in the principal amount of $3.5 million.

Director Independence

Our board has determined that Messrs. Yin, Wu and Wei satisfy the criteria for independence under NYSE MKT Company Guide and SEC rules for independence of directors and of committee members.

Policy for Approval of Related Party Transactions

Our Audit Committee Charter provides that all related party transactions required to be disclosed under SEC rules are to be reviewed by the Audit Committee.

STOCKHOLDER PROPOSALS FOR 2015 ANNUAL MEETING

Proposals to be Included in Proxy Statement

Stockholders are hereby notified that if they wish a proposal to be included in our proxy statement and form of proxy relating to the 2015 annual meeting of stockholders, they must deliver a written copy of their proposal no later than January 7, 2015. If the date of next year’s annual meeting is changed by more than 30 days from the date of this year’s meeting, then the deadline is a reasonable time before we begin to print and mail proxy materials. Proposals must comply with the proxy rules relating to stockholder proposals, in particular Rule 14a-8 under the Securities Exchange Act of 1934, in order to be included in our proxy materials.

Proposals to be submitted for the Annual Meeting

A stockholder may wish to have a proposal presented at the 2014 annual meeting, but not to have such proposal included in the Company’s proxy statement and form of proxy relating to that meeting. If notice of any such proposal is not received by the Company at its principal executive offices on or before March 23, 2015 (45 calendar days prior to the anniversary of the mailing date of this proxy statement), then such proposal shall be deemed “untimely” for purposes of Securities and Exchange Commission Rule 14a-4(c).

If the date of our 2015 annual meeting has been changed by more than 30 days from the date of our 2014 annual meeting, stockholders’ written notices must be received by us a reasonable time before we begin to print and mail proxy materials for our 2015 annual meeting.

Mailing Instructions

Proposals should be delivered to American Lorain Corporation, c/o Board of Director Office, Beihuan Zhong Road, Junan County, Shandong, China 276600. To avoid controversy and establish timely receipt by the Company, it is suggested that stockholders send their proposals by certified mail, return receipt requested.

STOCKHOLDER COMMUNICATION WITH THE BOARD OF DIRECTORS

Stockholders who wish to contact any of our directors either individually or as a group may do so by writing to c/o American Lorain Corporation, c/o Board of Director Office, Beihuan Zhong Road, Junan County, Shandong, China 276600, or by telephone at (+86) 539-731-7959 specifying whether the communication is directed to the entire Board or to a particular director. Submitting stockholders should indicate they are a stockholder of our company. Company personnel will screen stockholder communications and depending on the subject matter, will: forward the inquiry to the chairman of our Board of Directors, who may forward the inquiry to a particular director if the inquiry is directed towards a particular director; forward the inquiry to the appropriate personnel within our company (for instance, if it is primarily commercial in nature); attempt to handle the inquiry directly (for instance, if it is a request for information about our company or a stock-related matter); or not forward the inquiry if it relates to an improper or inappropriate topic or is otherwise irrelevant.

ADDITIONAL INFORMATION

Other Matters

The Board of Directors does not know of any matter other than those described in this proxy statement that will be presented for action at the meeting. If other matters properly come before the meeting, the persons named as proxies intend to vote the shares they represent in accordance with their judgment.

A COPY OF THE COMPANY’S FORM 10-K FOR FISCAL YEAR 2013 IS INCLUDED AS PART OF THE COMPANY’S ANNUAL REPORT ALONG WITH THIS PROXY STATEMENT, WHICH ARE AVAILABLE AT https://www.proxyvote.com.

Available Information

The Company maintains an internet web site at http://www.americanlorain.com. The Company files reports with the Securities and Exchange Commission and makes available free of charge on or through this web site its annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, including all amendments to those reports. These are available as soon as is reasonably practicable after they are filed with the SEC. All reports mentioned above are also available from the SEC’s web site (http://www.sec.gov). The information on the Company’s web site or any report the Company files with, or furnishes to, the SEC is not part of this proxy statement.

If you have any questions about the actions described above, you may contact the Company at Beihuan Zhong Road, Junan County, Shandong, China 276600; Telephone (+86) 539-731-7959.

By Order of the Board of Directors

By: /s/ Si Chen
Si Chen
April 30, 2014	Chief Executive Officer

APPENDIX A

AMERICAN LORAIN CORPORATION

2014 EQUITY INCENTIVE PLAN

AMERICAN LORAIN CORPORATION

2014 EQUITY INCENTIVE PLAN

1. GENERAL.

1.1 Purpose. The purpose of the American Lorain Corporation 2014 Equity Incentive Plan (the “Plan”) is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, and its Subsidiaries, by offering them an opportunity to participate in the Company's future performance through awards of Options and Restricted Stock. Capitalized terms not defined in the text are defined in Section 28 hereof.

1.2 Replacement of Prior Plan. This Plan is intended as the replacement of the American Lorain Corporation 2009 Incentive Stock Plan (the “Prior Plan”). Following the Effective Date, no additional stock awards shall be granted under the Prior Plan. All outstanding stock awards granted under the Prior Plan shall remain subject to the terms of the Prior Plan with respect to which they were originally granted.

2. ADOPTION AND STOCKHOLDER APPROVAL. This Plan will become effective on the date that it is adopted by the Board (the "Effective Date"). This Plan will be approved by the stockholders of the Company (excluding Shares issued pursuant to this Plan), consistent with applicable laws and the applicable requirements of any securities exchange or similar entity, within twelve (12) months before or after the Effective Date. Upon the Effective Date, the Board may grant Awards pursuant to this Plan; provided, however, that: (i) no Option may be exercised prior to initial stockholder approval of this Plan; (ii) no Option granted pursuant to an increase in the number of Shares approved by the Board shall be exercised prior to the time such increase has been approved by the stockholders of the Company; (iii) no Stock Awards may be granted prior to approval by the stockholders within the period provided herein; (iv) in the event that initial stockholder approval is not obtained within the time period provided herein, all Awards granted hereunder shall be canceled, any Shares issued pursuant to any Award shall be canceled and any purchase of Shares issued hereunder shall be rescinded; and (v) Awards granted pursuant to an increase in the number of Shares approved by the Board which increase is not timely approved by stockholders shall be canceled, any Shares issued pursuant to any such Awards shall be canceled, and any purchase of Shares subject to any such Award shall be rescinded.

3. TERM OF PLAN. Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the date this Plan is adopted by the Board.

4. SHARES SUBJECT TO THIS PLAN.

4.1. Number of Shares Available. Subject to Section 4.2, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be three million (3,000,000) (the “Maximum Number”). Not more than the Maximum Number of shares of Stock shall be granted in the form of Incentive Stock Options. Shares issued under the Plan will be drawn from authorized and unissued shares or shares now held or subsequently acquired by the Company.

4.1.1. Future Awards. Subject to Section 4.2 and to the fullest extent permissible under Rule 16b-3 under the Exchange Act and Section 422 of the Code and any other applicable laws, rules and regulations, (i) if an Award is canceled, terminates, expires, is forfeited or lapses for any reason without having been exercised or settled, any shares of Stock subject to the Award will be added back into the Maximum Number and will again be available for the grant of an Award under the Plan and (ii) and the number of shares of Stock withheld to satisfy a Participant’s minimum tax withholding obligations will be added back into the Maximum Number and will be available for the grant of an Award under the Plan. Also, only the net numbers of Shares that are issued pursuant to the exercise of an Award will be counted against the Maximum Number.

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However, in the event that prior to the Award’s cancellation, termination, expiration, forfeiture or lapse, the holder of the Award at any time received one or more elements of “beneficial ownership” pursuant to such Award (as defined by the SEC, pursuant to any rule or interpretations promulgated under Section 16 of the Exchange Act), the Shares subject to such Award will not again be made available for re-grant under the Plan.

4.1.2. Acquired Company Awards. Notwithstanding anything in the Plan to the contrary, the Plan Administrator may grant Awards under the Plan in substitution for awards issued under other plans, or assume under the Plan awards issued under other plans, if the other plans are or were plans of other acquired entities (“Acquired Entities”) (or the parent of an Acquired Entity) and the new Award is substituted, or the old award is assumed, by reason of a merger, consolidation, acquisition of property or stock, reorganization or liquidation (the “Acquisition Transaction”). In the event that a written agreement pursuant to which the Acquisition Transaction is completed is approved by the Board and said agreement sets forth the terms and conditions of the substitution for or assumption of outstanding awards of the Acquired Entity, said terms and conditions will be deemed to be the action of the Plan Administrator without any further action by the Plan Administrator, except as may be required for compliance with Rule 16b-3 under the Exchange Act, and the persons holding such awards will be deemed to be Participants.

4.1.3. Reserve of Shares. At all times, the Company will reserve and keep available a sufficient number of Shares as will be required to satisfy the requirements of all outstanding Awards granted under this Plan. The Shares to be issued hereunder upon exercise of an Award may be either authorized but unissued; supplied to the Plan through acquisitions of Shares on the open market; Shares purchased under the Plan and forfeited back to the Plan; Shares surrendered in payment of the exercise price of an option; or Shares withheld for payment of applicable employment taxes and/or withholding obligations resulting from the exercise of an Option. The following rules will apply for purposes of the determination of the number of Shares available for grant under the Plan:

i. Grants. The grant of an Award will reduce the Shares available for grant under the Plan by the number of Shares subject to such Award.

ii. Outstanding. While an Award is outstanding, it will be counted against the authorized pool of Shares regardless of its vested status.

4.2. Adjustments. Should any change be made to the Stock of the Company by reason of any stock split (including reverse stock split), stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company’s receipt of consideration, the Administrator will make the appropriate adjustments to (i) the maximum number and/or class of securities issuable under the Plan; and (ii) the number and/or class of securities and the exercise price per Share in effect under each outstanding Award in order to prevent the dilution or enlargement of benefits thereunder; provided however, that the number of Shares subject to any Award will always be a whole number and the Administrator will make such adjustments as are necessary to insure Awards of whole Shares.

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4.3. Compliance with Section 162(m) of the Code. In no event may qualified performance-based awards that are intended to comply with Section 162(m) of the Code be granted to a single Participant in any 12-month period in respect of more than 1,000,000 Shares.

4.4. No Repricing. Absent stockholder approval, neither the Administrator nor the Board will have any authority, with or without the consent of the affected holders of Awards, to “reprice” an Award in the event of a decline in the price of Shares after the date of their initial grant either by reducing the exercise price from the original exercise price or through cancellation of outstanding Awards in connection with re-granting of Awards at a lower price to the same individual. This paragraph may not be amended, altered or repealed by the Administrator or the Board without approval of the stockholders of the Company.

4.5. No Reloading. No Option will provide for the automatic grant of replacement or reload Options upon the Participant exercising the Option and paying the Exercise Price by tendering Shares of Stock, net exercise or otherwise. This paragraph may not be amended, altered or repealed by the Administrator or the Board without approval of the stockholders of the Company.

4.6. Maximum Number Limitations. From the date this Plan was first adopted until twenty four (24) months thereafter, the Company shall not increase the Maximum Number except as may be required pursuant to Section 4.2.

5. ADMINISTRATION OF THIS PLAN.

5.1. Authority. Authority to control and manage the operation and administration of this Plan will be vested in the Administrator.

5.2. Interpretation. Subject to the express provisions of this Plan, the Administrator will have the exclusive power, authority and discretion to:

(1) construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Participants under this Plan;

(2) select Participants;

(3) determine the terms and conditions of any Award granted under the Plan, including, but not limited to, the Exercise Price, grant price or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of the Award, and acceleration or waivers thereof, based in each case on such considerations as the Administrator in its sole discretion determines that is not inconsistent with any rule or regulation under any tax or securities laws or includes an alternative right that does not disqualify an Incentive Stock Option under applicable regulations. Determinations made by the Administrator under this Plan need not be uniform but may be made on a Participant-by-Participant basis;

(4) determine the number of Shares or other consideration subject to Awards;

(5) determine whether Awards will be subject to a condition, or grant a right, that is not inconsistent with any rule or regulation under any tax or securities laws or includes an alternative right that does not disqualify an incentive stock option under applicable regulations;

(6) prescribe the form of each Award Agreement, which need not be identical for each Participant;

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(7) further define the terms used in this Plan;

(8) correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Award Agreement;

(9) provide for rights of refusal and/or repurchase rights;

(10) amend outstanding Award Agreements to provide for, among other things, any change or modification which the Administrator could have provided for upon the grant of an Award or in furtherance of the powers provided for herein that does not disqualify an Incentive Stock Option under applicable regulations unless the Participant so consents;

(11) prescribe, amend and rescind rules and regulations relating to the administration of this Plan; and

(12) make all other determinations necessary or advisable for the administration of this Plan.

5.3. Decisions Binding. Any decision or action of the Administrator in connection with this Plan or Awards granted or shares of Stock purchased under this Plan will be final and binding. The Administrator will not be liable for any decision, action or omission respecting this Plan, or any Awards granted or shares of Stock sold under this Plan.

5.4. Limitation on Liability. To the extent permitted by applicable law in effect from time to time, no member of the Committee will be liable for any action or omission of any other member of the Committee nor for any act or omission on the member’s own part, excepting only the member’s own willful misconduct, gross negligence, or bad faith and without reasonable belief that it was in the best interests of the Company, arising out of or related to this Plan. The Company will pay expenses incurred by, and satisfy a judgment or fine rendered or levied against, a present or former member of the Committee in any action against such person (whether or not the Company is joined as a party defendant) to impose liability or a penalty on such person for an act alleged to have been committed by such person while a member of the Committee arising with respect to this Plan or administration thereof or out of membership on the Committee or by the Company, or all or any combination of the preceding, provided, the Committee member was acting in good faith, within what such Committee member reasonably believed to have been within the scope of his or her employment or authority and for a purpose which he or she reasonably believed to be in the best interests of the Company or its stockholders. Payments authorized hereunder include amounts paid and expenses incurred in settling any such action or threatened action. The provisions of this section will apply to the estate, executor, administrator, heirs, legatees or devisees of a Committee member, and the term “person” as used on this section will include the estate, executor, administrator, heirs, legatees, or devisees of such person.

6. GRANT OF OPTIONS; TERMS AND CONDITIONS OF GRANT.

6.1. Grant of Options. Except as otherwise provided under Section 6.3.3, one or more Options may be granted to any Eligible Person. Subject to the express provisions of this Plan, the Administrator will determine from the Eligible Persons those individuals to whom Options under this Plan may be granted. Each Option granted under this Plan will be evidenced by an Award Agreement, which will expressly identify the Option as an Incentive Stock Option or a Non-Qualified Stock Option. The Shares underlying a grant of an Option may be in the form of Restricted Stock or Unrestricted Stock.

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Further, subject to the express provisions of this Plan, the Administrator will specify the Grant Date, the number of Shares covered by the Option, the Exercise Price and the terms and conditions for exercise of the Options. As soon as practicable after the Grant Date, the Company will provide the Participant with a written Award Agreement in the form approved by the Administrator.

The Administrator may, in its absolute discretion, grant Options under this Plan at any time and from time to time before the expiration of this Plan.

6.2. General Terms and Conditions. Except as otherwise provided herein, the Options will be subject to the following terms and conditions and such other terms and conditions not inconsistent with this Plan as the Administrator may impose:

6.2.1. Exercise of Option. The Administrator may determine in its discretion whether any Option will be subject to vesting and the terms and conditions of any such vesting. The Award Agreement will contain any such vesting schedule.

6.2.2. Option Term. Each Option and all rights or obligations thereunder will expire on such date as will be determined by the Administrator, but not later than ten (10) years after the Grant Date (five (5) years in the case of an Incentive Stock Option when the Optionee owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company (“Ten Percent Stockholder”)), and will be subject to earlier termination as hereinafter provided.

6.2.3. Exercise Price. The Exercise Price of any Option will be determined by the Administrator when the Option is granted and may not be less than one hundred percent (100%) of the Fair Market Value of the Shares on the Grant Date, and the Exercise Price of any Incentive Stock Option granted to a Ten Percent Stockholder will not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the Grant Date. Payment for the Shares purchased will be made in accordance with Section 9 of this Plan. The Administrator is authorized to issue Options, whether Incentive Stock Options or Non-Qualified Stock Options, at an Exercise Price in excess of the Fair Market Value on the Grant Date.

6.2.4. Method of Exercise. Options may be exercised only by delivery to the Company of a stock option exercise agreement (the “Exercise Agreement”) in a form approved by the Administrator (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding the Participant’s investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

6.2.5. Transferability of Options. Except as otherwise provided below for Non-Qualified Stock Options, no Option will be transferable other than by will or by the laws of descent and distribution, and, during the lifetime of a Participant, only the Participant, his guardian or legal representative may exercise an Option, except that Non-Qualified Stock Options may be transferred to a Participant's former spouse pursuant to a property settlement made part of an agreement or court order incident to the divorce.

At its discretion, the Administrator may provide for transfer of an Option (other than an Incentive Stock Option), without payment of consideration, to the following family members of the Participant, including adoptive relationships: a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law, niece, nephew, former spouse (whether by gift or pursuant to a domestic relations order), any person sharing the employee’s household (other than a tenant or employee), a family-controlled partnership, corporation, limited liability company and trust, or a foundation in which family members heretofore described control the management of assets (collectively “Family Member”). The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the Option pursuant to the assignment. The terms applicable to the assigned portion will be the same as those in effect for the Option immediately prior to such assignment and will be set forth in such documents issued to the assignee as the Administrator may deem appropriate. A request to assign an Option may be made only by delivery to the Company of a written stock option assignment request in a form approved by the Administrator, stating the number of Options and Shares underlying Options requested for assignment, that no consideration is being paid for the assignment, identifying the proposed transferee, and containing such other representations and agreements regarding the Participant’s investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws.

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Notwithstanding anything to the contrary in the Plan, the Award or any charter, by-laws or other instrument or document governing or applicable to the Options or shares of Common Stock, if and to the extent the Administrator determines that it is necessary to rely on the 12h-1(f) Exemption with respect to the Options outstanding under this Plan, each Option, including any Option granted prior to, on or after the date of any such determination by the Administrator, will be further restricted as follows, if applicable:

(A) The Options and, prior to exercise, the Shares to be issued upon exercise of the Options will be restricted as to transfer by the Optionee other than to persons who are Family Members through gift or domestic relations order, or to an executor or guardian of the Optionee upon the death or disability of the Optionee, until the Company becomes subject to the reporting requirements of Section 13 or Section 15(d) of the Exchange Act or is no longer relying on the 12h-1(f) Exemption; provided, that the Optionee may transfer the Options to the Company, or in connection with a change of control or other acquisition transaction involving the Company, if, after such transaction, the Options will no longer be outstanding, and the Company no longer will be relying on the 12h-1(f) Exemption; and

(B) The Options, and the Shares issuable upon exercise of such Options, will be restricted as to any pledge, hypothecation or other transfer, including any short position, any “put equivalent position” (as defined in Rule 16a-1(h) of the Exchange Act), or any “call equivalent position” (as defined in Rule 16a-1(b) of the Exchange Act) by the Optionee prior to exercise of an Option, except in the circumstances permitted until the Company becomes subject to the reporting requirements of Section 13 or Section 15(d) of the Exchange Act or is no longer relying on the 12h-1(f) Exemption.

6.2.6. Beneficiaries. Notwithstanding Section 6.2.5, a Participant may, in the manner determined by the Administrator, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Option upon the Participant’s death. If no beneficiary has been designated or survives the Participant, payment will be made to the Participant’s estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time, provided the change or revocation is filed with the Administrator.

6.2.7. Exercise After Certain Events.

i. Termination of Employment - Employee/Officer

(1) Incentive Stock Options.

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(a) Termination of All Services. If for any reason other than Retirement, Disability or death, a Participant Terminates employment with the Company (including employment as an Officer), vested Incentive Stock Options held at the date of such termination may be exercised, in whole or in part, at any time within three (3) months after the date of such Termination or such lesser period specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Incentive Stock Option as set forth in the Award Agreement, and (ii) ten (10) years from the Grant Date (five (5) years for a Ten Percent Stockholder)).

(b) Continuation of Services as Consultant. If a Participant granted an Incentive Stock Option Terminates employment but continues as a Consultant or in a similar capacity to the Company or any of its Subsidiaries, the Participant need not exercise the Incentive Stock Option within three (3) months of Termination of employment but will be entitled to exercise within three (3) months of Termination of services to the Company (one (1) year in the event of Disability or death) or such lesser or greater period specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Award Agreement, and (ii) ten (10) years from the Grant Date (five (5) years for a Ten Percent Stockholder)). However, if Participant does not exercise within three (3) months of Termination of employment, the Option will not qualify as an Incentive Stock Option.

(c) Right to Extend Exercise Period. Notwithstanding Section 6.2.7(i)(1)(a) above, a Participant, in the manner determined by the Administrator pursuant to the Award Agreement, need not exercise the Incentive Stock Option within three (3) months of Termination of employment but will be entitled to exercise within such period as specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Award Agreement, and (ii) ten (10) years from the Grant Date). However, if the Participant does not exercise within three (3) months of Termination of employment, the Option will not qualify as an Incentive Stock Option.

(2) Non-Qualified Stock Options.

(a) Termination of All Services. If for any reason other than Retirement, Disability or death, a Participant terminates employment with the Company (including employment as an Officer), vested Non-Qualified Stock Options held at the date of such Termination may be exercised, in whole or in part, at any time within three (3) months of the date of such Termination or such lesser period specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Award Agreement, and (ii) ten (10) years from the Grant Date).

(b) Continuation of Services as Consultant. If a Participant Terminates employment but continues as a Consultant or in a similar capacity to the Company or any of its Subsidiaries, the Participant need not exercise the Non-Qualified Stock Option within three (3) months of Termination but will be entitled to exercise within three (3) months of Termination of services to the Company (one (1) year in the event of Disability or death) or such lesser or greater period specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Award Agreement, and (ii) ten (10) years from the Grant Date).

(c) Right to Extend Exercise Period. Notwithstanding Section 6.2.7(i)(2)(a) above, a Participant, in the manner determined by the Administrator pursuant to the Award Agreement, need not exercise the Non-Qualified Stock Option within three (3) months of Termination but will be entitled to exercise within such period as specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Award Agreement, and (ii) ten (10) years from the Grant Date).

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ii. Retirement. If a Participant ceases to be an employee of the Company (including as an Officer) as a result of Retirement, the Participant need not exercise the Option within three (3) months of Termination of employment but will be entitled to exercise the Option within the maximum term of the Option to the extent the Option was otherwise exercisable at the date of Retirement. However, if a Participant does not exercise within three (3) months of Termination of employment, the Option will not qualify as an Incentive Stock Option if it otherwise so qualified.

iii. Permanent Disability and Death. If a Participant becomes Disabled while employed by the Company (including as an Officer), dies while employed by the Company (including as an Officer) or dies within three (3) months after Termination, vested Options then held may be exercised by the Participant, the Participant’s personal representative, or by the person to whom the Option is transferred by will or the laws of descent and distribution, in whole or in part, at any time within one (1) year after the Termination of employment because of the Disability or death or any lesser period specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Award Agreement, and (ii) ten (10) years from the Grant Date (five (5) years for an Incentive Stock Option awarded to a Ten Percent Stockholder)).

6.3. Limitations on Grant of Incentive Stock Options.

6.3.1. Threshold. The aggregate Fair Market Value (determined as of the Grant Date) of the Shares for which Incentive Stock Options may first become exercisable by any Participant during any calendar year under this Plan, together with that of Shares subject to Incentive Stock Options first exercisable by such Participant under any other plan of the Company or any Subsidiary, will not exceed $100,000. For purposes of this Section, all Options in excess of the $100,000 threshold will be treated as Non-Qualified Stock Options notwithstanding the designation as Incentive Stock Options. For this purpose, Options will be taken into account in the order in which they were granted, and the Fair Market Value of the Shares will be determined as of the date the Option with respect to such Shares is granted.

6.3.2. Compliance with Section 422 of the Code. There will be imposed in the Award Agreement relating to Incentive Stock Options such terms and conditions as are required in order that the Option be an “incentive stock option” as that term is defined in Section 422 of the Code.

6.3.3. Requirement of Employment. No Incentive Stock Option may be granted to any person who is not an Employee of the Company or a Subsidiary of the Company.

6.4 Risk And Financial Information Pursuant To The 12h-1(F) Exemption. Notwithstanding anything to the contrary in the Plan, the Award or any charter, by-laws or other instrument or document governing or applicable to the Options or shares of Common Stock, if and to the extent the Administrator determines that it is necessary to rely on the 12h-1(f) Exemption with respect to the Options outstanding under the Plan, and until the Company becomes subject to the reporting requirements of Section 13 or Section 15(d) of the Exchange Act or is no longer relying on the 12h-1(f) Exemption, the Company will, subject to the last sentence of this Section 6.4, provide to each Optionee the information described in Rules 701(e)(3), (4) and (5) under the Securities Act every six months with the financial statements required to be provided thereunder being not more than 180 days old and with such information provided either by physical or electronic delivery to each Optionee or by written notice to each Optionee of the availability of the information on an Internet site that may be password-protected and of any password needed to access the information. The information described in Rules 701(e)(3), (4) and (5) consists of (i) information about the risks associated with investment in Options and the shares of Common Stock purchased upon exercise of an Option, (ii) the Company’s financial statements required to be furnished by Part F/S of Form 1-A under Regulation A of the Securities Act, and (iii) if the Company is relying on Rule 701(d)(2)(ii) under the Act to use the total assets of the Company to determine the amount of Options that may be granted, the financial statements of the Company. The Company may request that the Optionee agree to keep the information to be provided pursuant to this Section 6.4 confidential and shall not be required to provide such information if an Optionee does not agree to keep the information confidential.

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7. RESTRICTED STOCK AWARDS.

7.1. Grant of Restricted Stock Awards. Subject to the terms and provisions of this Plan, the Administrator is authorized to make awards of Restricted Stock to any Eligible Person in such amounts and subject to such terms and conditions as may be selected by the Administrator (a “Restricted Stock Award”). All Restricted Stock Awards will be evidenced by an Award Agreement.

7.2. Issue Date and Vesting Date. At the time of the grant of shares of Restricted Stock, the Administrator will establish an Issue Date or Issue Dates and a Vesting Date or Vesting Dates with respect to such Shares. The Administrator may divide such shares of Restricted Stock into classes and assign a different Issue Date and/or Vesting Date for each class. If the Participant is employed by the Company on an Issue Date (which may be the date of grant), the specified number of shares of Restricted Stock will be issued in accordance with the provisions of Section 7.6. Provided that all conditions to the vesting of a share of Restricted Stock imposed hereto are satisfied, such share will vest and the restrictions will cease to apply to such share.

7.3. Conditions to Vesting. Restricted Stock will be subject to such restrictions on or conditions to vesting as the Administrator may impose (including, without limitation, as a condition to the vesting of any class or classes of shares of Restricted Stock, that the Participant or the Company achieves such performance goals as the Administrator may specify as provided for in this Plan, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, time-based, or upon the satisfaction of performance goals as provided for in this Plan, as the Administrator determines at the time of the grant of the Award or thereafter.

7.4. Voting and Dividends. Unless the Administrator in its sole and absolute discretion otherwise provides in an Award Agreement, holders of Restricted Stock will have the right to vote such Restricted Stock and the right to receive any dividends declared or paid with respect to such Restricted Stock. The Administrator may require that any dividends paid on Restricted Stock will be held in escrow until all restrictions on such Restricted Stock have lapsed and/or the Administrator may provide that any dividends paid on Restricted Stock must be reinvested in Stock, which may or may not be subject to the same vesting conditions and restrictions applicable to such Restricted Stock. All distributions, if any, received by a Participant with respect to Restricted Stock as a result of any stock split, stock dividend, combination of stock, or other similar transaction will be subject to the restrictions applicable to the original Award.

7.5. Forfeiture. Except as otherwise determined by the Administrator at the time of the grant of the Award or thereafter, upon failure to affirmatively accept the grant of a Restricted Stock Award by execution of a Restricted Stock Award Agreement, termination of employment during the applicable restriction period, failure to satisfy the restriction period or failure to satisfy a performance goal during the applicable restriction period, Restricted Stock that is at that time subject to restrictions will immediately be forfeited and returned to the Company; provided, however, that the Administrator may provide in any Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Administrator may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock. The Company also will have the right to require the return of all dividends paid on such shares, whether by termination of any escrow arrangement under which such dividends are held or otherwise.

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7.6. Certificates for Restricted Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Administrator will determine. The Administrator may provide in an Award Agreement that either (i) the Secretary of the Company will hold such certificates for the Participant’s benefit pursuant to the provisions of this Plan until such time as the Restricted Stock is forfeited to the Company or the restrictions lapse or (ii) such certificates will be delivered to the Participant, provided, however, that such certificates will bear a legend or legends that comply with the applicable securities laws and regulations and make appropriate reference to the restrictions imposed under this Plan and the Award Agreement.

7.7. Restrictions on Transfer Prior to Vesting. Unless otherwise provided, prior to the vesting of Restricted Stock, Restricted Stock Awards, granted under this Plan, and any rights and interests therein, including the Restricted Stock itself, will not be transferable or assignable by the Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as consistent with the Award Agreement provisions relating thereto. Unless otherwise provided in this Plan, during the lifetime of the Participant, a Restricted Stock Award and any rights and interests therein, will be exercisable only by the Participant, and any election with respect thereto may be made only by the Participant. Any attempt to transfer a Restricted Stock Award or any rights and interests therein including the Restricted Stock itself, will be void and unless the Administrator determines in its sole and absolute discretion that the attempt was inadvertent or unintentional, such Award, including the Restricted Stock itself and any rights and interests therein, will be forfeited by the Participant.

7.8. Consequences of Vesting. Upon the vesting of a share of Restricted Stock pursuant to the terms of the Plan and the applicable Award Agreement, the restrictions as provided by the Administrator will cease to apply to such share. Reasonably promptly after a share of Restricted Stock vests, the Company will cause to be delivered to the Participant to whom such shares were granted, a certificate evidencing such share, free of the legend referenced with respect to such restriction. Notwithstanding the foregoing, such share still may be subject to restrictions on transfer as a result of applicable securities laws or otherwise pursuant to this Plan.

8. UNRESTRICTED STOCK AWARDS. The Administrator may, in its sole discretion, award Unrestricted Stock to any Participant as a stock bonus or otherwise pursuant to which such Participant may receive shares of Stock free of restrictions or limitations that would otherwise be applied under Section 7 of this Plan.

9. PAYMENT FOR SHARE PURCHASES.

9.1. Payment. Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant at the sole discretion of the Administrator and where permitted by law as follows:

9.1.1. Cancellation of Indebtedness. By cancellation of indebtedness of the Company to the Participant.

9.1.2. Surrender of Shares. By surrender of shares of Stock of the Company that have been owned by the Participant for more than six (6) months or lesser period if the surrender of Shares is otherwise exempt from Section 16 of the Exchange Act and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares.

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9.1.3. Deemed Net-Stock Exercise. By forfeiture of Shares equal to the value of the exercise price pursuant to a “deemed net-stock exercise” by requiring the Participant to accept that number of Shares determined in accordance with the following formula, rounded down to the nearest whole integer:

where:

a = net Shares to be issued to Participant

b = number of Awards being exercised

c = Fair Market Value of a Share

d = Exercise price of the Awards

9.1.4. Broker-Assisted. By delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay the exercise price and the amount of any required tax or other withholding obligations.

9.1.5 Combination of Methods. By any combination of the foregoing methods of payment or any other consideration or method of payment as will be permitted by applicable corporate law.

10. WITHHOLDING TAXES.

10.1. Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan or Shares are forfeited pursuant to a “deemed net-stock exercise,” the Company may require the Participant to remit to the Company by cash, or check payable to the Company, an amount sufficient to satisfy federal, state and local taxes and FICA withholding requirements prior to the delivery of any certificate or certificates for such Shares. When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award, the Company will have the authority and right to deduct or withhold an amount sufficient to satisfy federal, state, and local taxes and FICA withholding requirements with respect to such transactions. Any such payment must be made, or any such withholding may be made, promptly when the amount of such obligation becomes determinable.

10.2. Stock for Withholding. To the extent permissible under applicable tax, securities and other laws, the Administrator may, in its sole discretion and upon such terms and conditions as it may deem appropriate, permit a Participant to satisfy his or her obligation to pay any such withholding tax, in whole or in part, with Stock up to an amount not greater than the Company’s minimum statutory withholding rate for federal and state tax purposes, including payroll taxes. The Administrator may exercise its discretion, by (i) directing the Company to apply shares of Stock to which the Participant is entitled as a result of the exercise of an Award, or (ii) delivering to the Company Shares of Stock owned by the Participant for more than six (6) months, unless the delivery of the Shares is otherwise exempt from Section 16 of the Exchange Act. A Participant who has made an election pursuant to this Section 10.2 may satisfy his or her withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements. The shares of Stock so applied or delivered for the withholding obligation will be valued at their Fair Market Value as of the date of measurement of the amount of income subject to withholding.

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11. PROVISIONS APPLICABLE TO AWARDS.

11.1. Acceleration. The Administrator may, in its absolute discretion, without amendment to the Plan, (i) accelerate the date on which any Award granted under the Plan becomes exercisable, (ii) waive or amend the operation of Plan provisions respecting exercise after termination of service or otherwise adjust any of the terms of such Award and (iii) accelerate the Vesting Date, or waive any condition imposed hereunder, with respect to any share of Restricted Stock or otherwise adjust any of the terms applicable to such share. In order to avoid the deemed grant of a new Option, any amendment to an Incentive Stock Option must comply with the requirements of Section 424 of the Code and the applicable regulations thereunder.

11.2. Compliance with Section 162(m) of the Code. Notwithstanding any provision of this Plan to the contrary, if the Administrator determines that compliance with Section 162(m) of the Code is required or desired, all Awards granted under this Plan to Named Executive Officers will comply with the requirements of Section 162(m) of the Code. In addition, in the event that changes are made to Section 162(m) of the Code to permit greater flexibility with respect to any Award or Awards under this Plan, the Administrator may make any adjustments it deems appropriate.

11.3. Performance Goals. In order to preserve the deductibility of an Award under Section 162(m) of the Code, the Administrator may determine that any Award granted pursuant to this Plan to a Participant that is or is expected to become a Covered Employee will be determined solely on the basis of (a) the achievement by the Company or Subsidiary of a specified target return, or target growth in return, on equity or assets, (b) the Company’s stock price, (c) the Company’s total stockholder return (stock price appreciation plus reinvested dividends) relative to a defined comparison group or target over a specific performance period, (d) the achievement by the Company or a Parent or Subsidiary, or a business unit of any such entity, of a specified target, or target growth in, net income, earnings per share, earnings before income and taxes, and earnings before income, taxes, depreciation and amortization, or (e) any combination of the goals set forth in (a) through (d) above, and will be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan will be deemed amended to the extent deemed necessary by the Administrator to conform to such requirements. If an Award is made on such basis, the Administrator will establish goals prior to the beginning of the period for which such performance goal relates (or such later date as may be permitted under Section 162(m) of the Code or the regulations thereunder but not later than ninety (90) days after commencement of the period of services to which the performance goal relates), and the Administrator has the right for any reason to reduce (but not increase) the Award, notwithstanding the achievement of a specified goal. Any payment of an Award granted with performance goals will be conditioned on the written certification of the Administrator in each case that the performance goals and any other material conditions were satisfied.

In addition, to the extent that Section 409A is applicable, (i) performance-based compensation will also be contingent on the satisfaction of pre-established organizational or individual performance criteria relating to a performance period of at least twelve (12) consecutive months in which the Eligible Participant performs services, and (ii) performance goals will be established not later than ninety (90) days after the beginning of any performance period to which the performance goal relates, provided that the outcome is substantially uncertain at the time the criteria are established.

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11.4. Compliance with Section 409A of the Code. All Awards under this Plan are intended to constitute awards of equity-based compensation that do not provide for the deferral of compensation in accordance with Treasury Regulation 1.409A -1(b)(5). Notwithstanding any provision of this Plan to the contrary, if any provision of this Plan or an Award Agreement contravenes any regulations or Treasury guidance promulgated under Section 409A of the Code or could cause an Award to be subject to the interest and penalties under Section 409A of the Code, such provision of this Plan or any Award Agreement will be modified to maintain, to the maximum extent practicable, the original intent of the applicable provision without violating the provisions of Section 409A of the Code. In addition, in the event that changes are made to Section 409A of the Code to permit greater flexibility with respect to any Award under this Plan, the Administrator may make any adjustments it deems appropriate.

11.5. Section 280G of the Code. Notwithstanding any other provision of this Plan to the contrary, unless expressly provided otherwise in the Award Agreement, if the right to receive or benefit from an Award under this Plan, either alone or together with payments that a Participant has a right to receive from the Company, would constitute a “parachute payment” (as defined in Section 280G of the Code), all such payments will be reduced to the largest amount that will result in no portion being an “excess parachute payment” (as defined in Section 280G of the Code) that is subject to the limitations on deductibility under Section 280G of the Code or the excise tax imposed by Section 4999 of the Code.

11.6. Cancellation of Awards. In the event a Participant’s Continuous Services has been terminated for “Cause,” he or she will immediately forfeit all rights to any and all Awards outstanding. The determination by the Board that termination was for Cause will be final and conclusive. In making its determination, the Board will give the Participant an opportunity to appear and be heard at a hearing before the full Board and present evidence on the Participant's behalf. Should any provision to this Section be held to be invalid or illegal, such illegality will not invalidate the whole of this Section, but rather this Plan will be construed as if it did not contain the illegal part or narrowed to permit its enforcement, and the rights and obligations of the parties will be construed and enforced accordingly.

12. PRIVILEGES OF STOCK OWNERSHIP. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock. The Company will issue (or cause to be issued) such stock certificate promptly upon exercise of the Award. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued.

13. RESTRICTION ON SHARES. At the discretion of the Administrator, the Company may reserve to itself and/or its assignee(s) in the Award Agreement that the Participant not dispose of the Shares for a specified period of time, or that the Shares are subject to a right of first refusal or a right to repurchase at the Shares Fair Market Value at the time of sale. The terms and conditions of any such rights or other restrictions will be set forth in the Award Agreement evidencing the Award.

14. CERTIFICATES. All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Administrator may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

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15. ESCROW, PLEDGE OF SHARES. To enforce any restrictions on a Participant’s Shares, the Administrator may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Administrator, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Administrator may cause a legend or legends referencing such restrictions to be placed on the certificates. In connection with any pledge of the Shares, the Participant will be required to execute and deliver a written pledge agreement in such form, as the Administrator will from time to time approve.

16. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE.

16.1. Compliance With Applicable Laws. An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the Grant Date and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to (i) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (ii) completion of any registration or other qualification of such Shares under any state or federal laws or rulings of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so. Upon exercising all or any portion of an Award, a Participant may be required to furnish representations or undertakings deemed appropriate by the Company to enable the offer and sale of the Shares or subsequent transfers of any interest in such Shares to comply with applicable securities laws. Evidences of ownership of Shares acquired pursuant to an Award will bear any legend required by, or useful for purposes of compliance with, applicable securities laws, this Plan or the Award Agreement.

16.2. Rule 16b-3 Exemption. During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards pursuant to the Plan and the exercise of Awards granted hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board or the Administrator does not comply with the requirements of Rule 16b-3, it will be deemed inoperative to the extent permitted by law and deemed advisable by the Board or the Administrator, and will not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board or the Administrator may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

17. NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or to limit in any way the right of the Company to terminate such Participant’s employment or other relationship at any time, with or without cause.

18. ADJUSTMENT FOR CHANGES IN CAPITALIZATION. The existence of outstanding Awards will not affect the Company’s right to effect adjustments, recapitalizations, reorganizations or other changes in its or any other corporation’s capital structure or business, any merger or consolidation, any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock, the dissolution or liquidation of the Company’s or any other corporation’s assets or business or any other corporate act whether similar to the events described above or otherwise.

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19. DISSOLUTION, LIQUIDATION, MERGER.

19.1. Company Not the Survivor. In the event of a dissolution or liquidation of the Company, a merger, consolidation, combination or reorganization in which the Company is not the surviving corporation, or a sale of substantially all of the assets of the Company (as determined in the sole discretion of the Board), the Administrator, in its absolute discretion, may cancel each outstanding Award upon payment in cash or stock, or combination thereof, as determined by the Board, to the Participant of the amount by which any cash and the fair market value of any other property which the Participant would have received as consideration for the Shares covered by the Award if the Award had been exercised before such liquidation, dissolution, merger, consolidation, combination, reorganization or sale exceeds the Exercise Price of the Award or negotiate to have such option assumed by the surviving corporation and, in its absolute discretion, may accelerate the time within which each outstanding Award may be exercised, provided however, that the Change of Control in Section 20 will control with respect to acceleration in vesting in the event of a merger, consolidation, combination or reorganization that results in a change of control as so defined. The exercise or vesting of any Award that was permissible solely by reason of this section and the applicable Award Agreement will be conditioned upon the consummation of the applicable event. Upon consummation of such dissolution, liquidation, merger, consolidation, combination, reorganization or sale of substantially all of the assets, any outstanding but unexercised Options not otherwise canceled, assumed or substituted as provided for above, will terminate.

19.2. Company is the Survivor. In the event of a merger, consolidation, combination or reorganization in which the Company is the surviving corporation (“Survivor Event”), the Board, as it was comprised before the Survivor Event, will determine the appropriate adjustment of the number and kind of securities with respect to which outstanding Awards may be exercised, and the exercise price at which outstanding Awards may be exercised. The Board will determine, in its sole and absolute discretion, when the Company will be deemed to survive for purposes of this Plan.

20. CHANGE OF CONTROL. The Administrator will have the authority, in its absolute discretion exercisable either in advance of any actual or anticipated “change of control” in the Company, to fully vest all outstanding Awards. A “change of control” will mean an event involving one transaction or a related series of transactions, in which (i) the Company issues securities equal to 50% or more of the Company’s issued and outstanding voting securities, determined as a single class, to any individual, firm, partnership, limited liability company, or other entity, including a “group” within the meaning of Exchange Act Rule 13d-3, (ii) the Company issues voting securities equal to 50% or more of the issued and outstanding voting stock of the Company in connection with a merger, consolidation other business combination, (iii) the Company is acquired in a merger, consolidation, combination or reorganization in which the Company is not the surviving company, or (iv) all or substantially all of the Company’s assets are sold or transferred.

21. DEFERRAL OF AWARDS. The Administrator may permit or require the deferral of payment or settlement of any Stock Award subject to such rules and procedures as it may establish. Payment or settlement of Options may not be deferred unless such deferral would not cause the provisions of Section 409A of the Code to be violated.

22. NOTIFICATION OF ELECTION UNDER SECTION 83(b) OF THE CODE. If any Participant will, in connection with the acquisition of Shares under the Plan, make the election permitted under Section 83(b) of the Code (i.e., an election to include in gross income in the year of transfer the amounts specified in Section 83(b) of the Code), such Participant will notify the Company of such election within ten days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of Section 83(b) of the Code.

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23. TERMINATION; AMENDMENT. The Board may amend, suspend or terminate this Plan at any time and for any reason; provided, however, that stockholder approval will be required for the following types of amendments to this Plan: (i) any increase in Maximum Number of Shares issuable under the Plan or the maximum number of Shares available as Incentive Stock Options, except for a proportional increase in the Maximum Number or maximum number of Shares available as Incentive Stock Options, as a result of stock split or stock dividend or (ii) a change in the class of Employees entitled to be granted Incentive Stock Options. Further, the Board may, in its discretion, determine that any amendment should be effective only if approved by the Stockholders even if such approval is not expressly required by this Plan or by law. No Awards will be made after the termination of the Plan. At any time and from time to time, the Administrator may amend or modify any outstanding Award or Award Agreement without approval of the Participant; provided, however, that no amendment or modification of any Award will adversely affect any outstanding Award without the written consent of the Participant; provided further, however, that the original term of any Award may not be extended unless it would not cause the provisions of Sections 409A, 422, or 424 of the Code to be violated. No termination, amendment, or modification of the Plan will adversely affect any Award previously granted under the Plan, without the written consent of the Participant. Notwithstanding any provision herein to the contrary, the Administrator will have broad authority to amend this Plan or any outstanding Award under this Plan without approval of the Participant to the extent necessary or desirable (i) to comply with, or take into account changes in, applicable tax laws, securities laws, accounting rules and other applicable laws, rules and regulations, or (ii) to ensure that an Award is not subject to interest and penalties under Section 409A of the Code, the excise tax imposed by Section 4999 of the Code, or the limits on deductibility under Sections 162(m) or 280G of the Code.

24. TRANSFERS UPON DEATH; NONASSIGNABILITY. Upon the death of a Participant outstanding Awards granted to such Participant including Options and Stock may be transferred and exercised only by the executor or administrator of the Participant's estate or by a person who will have acquired the right to such exercise by will or by the laws of descent and distribution in accordance with and as provided for in this Plan. No transfer of an Award by will or the laws of descent and distribution will be effective to bind the Company unless the Company will have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Administrator may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Award that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Award. Except as otherwise provided, no Award or interest in it may be transferred, assigned, pledged or hypothecated by the Participant, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

25. FAILURE TO COMPLY. In addition to the remedies of the Company elsewhere provided for herein, failure by a Participant (or beneficiary) to comply with any of the terms and conditions of the Plan or the applicable Award Agreement, unless such failure is remedied by such Participant (or beneficiary) within ten days after notice of such failure by the Administrator, will be grounds for the cancellation and forfeiture of such Award, in whole or in part, as the Administrator, in its sole discretion, may determine.

26. GOVERNING LAW. Except to the extent preempted by any applicable federal law, this Plan and the rights of all persons under this Plan will be construed in accordance with and under applicable provisions of the laws of the State of Nevada, without reference to the principles of conflicts of laws thereunder.

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27. MISCELLANEOUS. Except as specifically provided in a retirement or other benefit plan of the company or a related entity, Awards will not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a related entity, and will not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. This Plan is not a “retirement plan” or “welfare plan” under the Employee Retirement Income Security Act of 1974, as amended.

28. DEFINITIONS. As used in this Plan, the following terms will have the following meanings:

“12h-1(f) Exemption” means the exemption from registration under Section 12(g) of the Exchange Act by operation of Rule 12h-1(f) of the Exchange Act.

“Administrator” means the Committee appointed by the Board to administer this Plan or if there is no such Committee, the Board itself.

“Award” means, individually and collectively, any award under this Plan, including any Option, Restricted Stock Award, or Unrestricted Stock Award.

“Award Agreement” means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

“Board” means the Board of Directors of the Company.

“Cause” means, termination of employment of a Participant for cause under the Company's generally applicable policies and procedures or, in the case of a non-employee director of the Company, for circumstances which would constitute cause if such policies and procedures were applicable.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the Committee as may be appointed by the Board to administer this Plan. A Committee shall consist of two (2) or more members of the Board. It is intended that the directors appointed to serve on the Committee will be “non-employee directors” (within the meaning of Rule 16b-3 promulgated under the Exchange Act) and “outside directors” (within the meaning of Section 162(m) of the Code) to the extent that Rule 16b-3 and, if necessary for relief from the limitation under Section 162(m) of the Code and such relief sought by the Company, Section 162(m) of the Code, respectively, are applicable. However, the mere fact that a Committee member will fail to qualify under either of the foregoing requirements will not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan. Members of the Committee may be appointed from time to time by, and will serve at the pleasure of, the Board.

“Company” means American Lorain Corporation, a Nevada corporation, or any successor corporation, and its Subsidiary as the context so warrants.

“Consultant” means any consultant or advisor to the Company or any of its Subsidiaries. To the extent Consultant is not eligible for grant of securities on Form S-8 under the Securities Act, the Company may grant Awards to Consultant pursuant to an available exemption under the Securities Act.

“Continuous Service” means that the provision of services to the Company or a Subsidiary in any capacity of employee, director or Consultant that is not interrupted or terminated. Continuous Service will not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers between locations of the Company or among the Company, any Subsidiary, or any successor, in any capacity of employee, director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Subsidiary in any capacity of employee, director or Consultant (except as otherwise provided in the Award Agreement). An approved leave of absence will include sick leave, maternity or paternity leave, military leave, or any other authorized personal leave as determined by the Administrator. For purposes of incentive stock options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract.

17

“Covered Employee” means a covered employee as defined in Section 162(m)(3) of the Code, provided that no employee will be a Covered Employee until the deduction limitations of Section 162(m) of the Code are applicable to the Company and any reliance period under Treasury Regulation Section 1.162 -27(f) has expired.

“Disability” or “Disabled” means a disability covered under a long-term disability plan of the Company applicable to a Participant. The Committee may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant’s condition. Notwithstanding the above, (i) with respect to an Incentive Stock Option, “Disability” or “Disabled” will mean permanent and total disability as defined in Section 22(e)(3) of the Code and (ii) to the extent an Option is subject to Section 409A of the Code, and payment or settlement of the Option is to be accelerated solely as a result of the Participant's Disability, Disability will have the meaning ascribed thereto under Section 409A of the Code and the Treasury guidance promulgated thereunder.

“Effective Date” has the meaning set forth in Section 2.

“Eligible Person” means any (i) director, officer or employee of the Company or any of its Subsidiaries who, in the opinion of the Committee, is rendering valuable services to the Company or any of its Subsidiaries, or (ii) Consultant to the Company or any of its Subsidiaries.

“Employee” means any and all employees of the Company or of a Subsidiary.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time and any successor statute.

“Exercise Agreement” has the meaning set forth in Section 6.2.4.

“Exercise Price” means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

“Fair Market Value” means on the date in question:

(i) Listed Stock. If the Stock is traded on any established stock exchange or quoted on a national market system, the closing sales price for the Stock as quoted on that stock exchange or system for the date the value is to be determined (the “Value Date”). If no sales are reported as having occurred on the Value Date, fair market value will be that closing sales price for the last preceding trading day on which sales of Stock are reported as having occurred. If no sales are reported as having occurred during the five (5) trading days before the Value Date, fair market value will be the closing sales price for the first sale following the grant date and if no sale follows the grant date for five (5) trading days then the fair market value will be the closing bid for Stock on the Value Date or the trading date preceding the Value Date. If Stock is listed on multiple exchanges or systems, fair market value will be based on sales or bids on the primary exchange or system on which Stock is traded or quoted.

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(ii) Stock Quoted by Securities Dealer. If the Stock is regularly quoted by a recognized securities dealer but selling prices are not reported on any established stock exchange or quoted on a national market system, fair market value will be the closing bid for the Stock on the Value Date or the trading date preceding the Value Date. If no prices are quoted for the Value Date or the trading date preceding the Value Date, fair market value will be the arithmetic mean between the high bid and low asked prices on the Value Date or the trading day preceding the Value Date. Otherwise, fair market value will be determined using any other reasonable method using actual transactions in such Stock as reported by such market.

(iii) No Established Market. If Stock is not traded on any established stock exchange or quoted on a national market system and are not quoted by a recognized securities dealer, the Administrator will determine fair market value based upon a reasonable application of a reasonable valuation method.

“Grant Date” means the date when the Company completes the corporate action necessary to create the legally binding right constituting an Award, as provided in Section 409A of the Code and the regulations thereunder.

“Incentive Stock Option” means an Option within the meaning of Section 422 of the Code.

“Issue Date” means the date established by the Administrator on which stock certificates representing shares of Restricted Stock will be issued by the Company pursuant to the terms of this Plan.

“Named Executive Officer” means, if applicable, a Participant who, as of the date of vesting and/or payout of an Award is one of the group of “covered employees,” as defined in the regulations promulgated under Section 162(m) of the Code, or any successor statute.

“Non-Qualified Stock Option” means an Option which is not an Incentive Stock Option.

“Officer” means an officer of the Company and an officer who is subject to Section 16 of the Exchange Act.

“Option” means an award of an option to purchase Shares pursuant to Section 6.

“Optionee” means the holder of an Option.

“Participant” means a person who receives an Award under this Plan.

“Plan” means this American Lorain Corporation 2014 Equity Incentive Plan, as amended from time to time.

“Prior Plan” has the meaning set forth in Section 1.2.

“Restricted Stock Award” means an award of Shares pursuant to Section 7.

“Retirement” with respect to an Employee means Termination of service without Cause after attainment of age 65. With respect to a non-employee director, “Retirement” means Termination of service as a member of the Board for any reason other than death or Disability.

“Rule 16b-3” means Rule 16b-3 under Section 16(b) of the Exchange Act, as amended from time to time, and any successor rule.

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“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended from time to time.

“Shares” means shares of the Company’s Stock reserved for issuance under this Plan, as adjusted pursuant to this Plan, and any successor security.

“Stock” means the Common Stock, $.001 par value, of the Company, and any successor entity.

“Stock Award” means an Award of Restricted Stock or Unrestricted Stock.

“Subsidiary” means any corporation in an unbroken chain of corporations beginning with the Company if, at the time of granting of an Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

“Ten Percent Stockholder” has the meaning set forth in Section 6.2.2.

“Termination” or “Terminated” means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, or Consultant of the Company or any of its Subsidiaries. An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Administrator; provided, that such leave is for a period of not exceeding three (3) months, or if longer, so long as reemployment with the Company granting the option or the corporation assuming or substituting an option under Section 1.424 -1(a) of the Income Tax Regulations upon the expiration of such leave is guaranteed by contract or statute.

“Unrestricted Stock Award” means an award of Shares pursuant to Section 8.

“Vesting Date” will mean the date established by the Administrator on which a Share of Restricted Stock may vest.

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AMERICAN LORAIN CORPORATION
Beihuan Zhong Road
Junan County
Shandong, China 276600
86-539-731-8818

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

CONTROL # → 000000000000

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors
   Nominees

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

01 Si Chen 02 Yundong Lu 03 Maoquan Wei 04 Dekai Yin 05 William Jianxiao Wu

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

		For	Against	Abstain
2	Proposal to adopt the 2014 Equity Incentive Plan of American Lorain Corporation.	☐	☐	☐
3	Ratification of the appointment of WWC., P.C. as the independent auditor of the Company for the fiscal year ending December 31, 2014.	☐	☐	☐
4	Approval on an advisory basis of named executive officer compensation.	☐	☐	☐

The Board of Directors recommends you vote 3 YEARS on the following proposal:

		1 year	2 years	3 years	Abstain
5	To recommend, by non-binding vote, the frequency of executive compensation votes.	☐	☐	☐	☐

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

02 0000000000

0000213025_1 R1.0.0.51160

\

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Form 10-K, Notice & Proxy Statement is/are available at www.proxyvote.com .

AMERICAN LORAIN CORPORATION
Annual Meeting of Stockholders
June 9, 2014 10:00 AM, China Standard Time
This proxy is solicited by the Board of Directors

The stockholders hereby appoint Si Chen and David She, and each of them, with the power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all of the shares of AMERICAN LORAIN CORPORATION Common Stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such business as may properly come before the Annual Meeting of stockholders of American Lorain Corporation to be held at 10:00 AM, China Standard Time on Monday, June 9, 2014, or any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Meeting.

Continued and to be signed on reverse side

0000213025_2 R1.0.0.51160